EXECUTION VERSION 1753438380 22722823 SECOND OMNIBUS AMENDMENT This SECOND OMNIBUS AMENDMENT (this “Amendment”), dated as of November 5, 2025, is: (i) THIRD AMENDMENT TO THE RECEIVABLES PURCHASE AGREEMENT, among MATIV RECEIVABLES LLC, as seller (the “Seller”), MATIV HOLDINGS, INC. (f/k/a Schweitzer-Mauduit International, Inc.) (“Mativ”), as Servicer (in such capacity, the “Servicer”), and PNC BANK, NATIONAL ASSOCIATION (“PNC”), as a purchaser (in such capacity, the “Purchaser”) and as administrative agent (in such capacity, the “Administrative Agent”); and (ii) THIRD AMENDMENT TO SALE AND CONTRIBUTION AGREEMENT, among the Seller, as Buyer, the Servicer and the Originators party thereto (each an “Originator”, and collectively, the “Originators”). Capitalized terms used but not otherwise defined herein (including such terms used above) have the respective meanings assigned thereto in the Receivables Purchase Agreement (defined below) or the Sale and Contribution Agreement (defined below), as applicable. BACKGROUND A. The Seller, the Servicer, the Administrative Agent, the Structuring Agent and the Persons from time to time party thereto as Purchasers have entered into a Receivables Purchase Agreement, dated as of December 23, 2022 (as amended, restated, supplemented or otherwise modified through the date hereof, the “Receivables Purchase Agreement”); B. The Seller, the Servicer and the Originators have entered into a Sale and Contribution Agreement, dated as of December 23, 2022 (as amended, restated, supplemented or otherwise modified through the date hereof, the “Sale and Contribution Agreement” and, together with the Receivables Purchase Agreement, the “Agreements”); C. Concurrently herewith, the Seller, the Administrative Agent, the Purchasers and the Structuring Agent are entering into that certain Amended and Restated Fee Letter, dated as of the date hereof (the “Fee Letter”); and D. WHEREAS, the parties hereto desire to amend each of the Agreements as hereinafter set forth. NOW THEREFORE, with the intention of being legally bound hereby, and in consideration of the mutual undertakings expressed herein, each party to this Amendment hereby agrees as follows: SECTION 1. Amendments to the Receivables Purchase Agreement. The Receivables Purchase Agreement is hereby amended to incorporate the changes shown on the marked pages of the Receivables Purchase Agreement attached hereto as Exhibit A.

1753438380 22722823 2 SECTION 2. Amendments to the Sale and Contribution Agreement. The Sale and Contribution Agreement is hereby amended to incorporate the changes shown on the marked pages of the Sale and Contribution Agreement attached hereto as Exhibit B. SECTION 3. Representations and Warranties of the Mativ Parties. Each of the Seller, the Servicer, and each Originator hereby represents and warrants to each of the parties hereto as of the date hereof as follows: (a) Representations and Warranties. The representations and warranties made by it in the Agreements and each of the other Transaction Documents to which it is a party are true and correct in all material respects on and as of the date hereof unless such representations and warranties by their terms refer to an earlier date, in which case they shall be true and correct in all material respects on and as of such earlier date. (b) Power and Authority; Due Authorization. It has all necessary power and authority to (i) execute and deliver this Amendment and (ii) perform its obligations under this Amendment, the Agreements and the other Transaction Documents to which it is a party and the execution, delivery and performance of, and the consummation of the transactions provided for in, this Amendment, the Agreements and the other Transaction Documents to which it is a party have been duly authorized by such Person by all necessary action. (c) Binding Obligation. This Amendment, the Agreements and each of the other Transaction Documents to which it is a party have been duly authorized, validly executed and delivered by such Person and constitutes the legal, valid and binding obligations of such party, enforceable against it in accordance with their respective terms, except (i) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally, and (ii) as such enforceability may be limited by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law. (d) No Event of Default. No Event of Default, Potential Default or Termination Event has occurred and is continuing, and no Event of Default, Potential Default or Termination Event would result after giving effect to this Amendment or the transactions contemplated hereby. SECTION 4. Effect of Amendment; Ratification. All provisions of the Agreements and the other Transaction Documents, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreements (or in any other Transaction Document) to “this Receivables Purchase Agreement”, “this Sale and Contribution Agreement”, “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Receivables Purchase Agreement and/or the Sale and Contribution Agreement shall be deemed to be references to the Receivables Purchase Agreement and/or the Sale and Contribution Agreement as amended and modified by this Amendment. This Amendment shall not be deemed either expressly or impliedly, to waive, amend or supplement any provision

1753438380 22722823 3 of the Agreements other than as set forth herein. The Agreements, as amended and modified by this Amendment, are hereby ratified and confirmed in all respects. SECTION 5. Effectiveness. The satisfaction of each of the following shall constitute conditions precedent to the effectiveness of this Amendment and each and every provision hereof: (a) the Administrative Agent (or its counsel) shall have received, in form and substance satisfactory to the Administrative Agent, this Amendment, duly executed by the Seller, the Servicer, each Originator, the Purchaser and the Administrative Agent; (b) the Administrative Agent (or its counsel) shall have received, in form and substance satisfactory to the Administrative Agent, the Fee Letter, duly executed by each of the parties thereto; and (c) the Administrative Agent shall have received confirmation that the “Upfront Fee” set forth in the Fee Letter has been paid in accordance with the terms thereof. SECTION 6. Severability. Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. SECTION 7. Transaction Document. This Amendment shall be a Transaction Document for purposes of the Receivables Purchase Agreement. SECTION 8. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or e-mail shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” and words of like import in this Amendment be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state Laws based on the Uniform Electronic Transactions Act SECTION 9. GOVERNING LAW AND JURISDICTION. (a) THIS AMENDMENT, AND THE OTHER TRANSACTION DOCUMENTS AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OTHER TRANSACTION DOCUMENT (EXCEPT, AS TO ANY OTHER TRANSACTION DOCUMENT, AS EXPRESSLY SPECIFIED THEREIN) AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY SHALL BE

1753438380 22722823 4 GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. (b) EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE, AGAINST THE ADMINISTRATIVE AGENT, ANY PURCHASER OR ANY RELATED PARTY OF THE FOREGOING IN ANY WAY RELATING TO THIS AMENDMENT OR ANY OTHER TRANSACTION DOCUMENT OR THE TRANSACTIONS RELATING HERETO OR THERETO, IN ANY FORUM OTHER THAN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY, AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION, LITIGATION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION, LITIGATION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AMENDMENT OR IN ANY OTHER TRANSACTION DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT OR ANY PURCHASER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AMENDMENT OR ANY OTHER TRANSACTION DOCUMENT AGAINST THE MATIV PARTIES OR ANY OTHER SELLER-RELATED PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION. SECTION 10. Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreements or any provision hereof or thereof. SECTION 11. Performance Guaranty Ratification. After giving effect to this Amendment and the transactions contemplated by this Amendment, all of the provisions of the Performance Guaranty shall remain in full force and effect and the Performance Guarantor hereby ratifies and affirms the Performance Guaranty and acknowledges that the Performance Guaranty has continued and shall continue in full force and effect in accordance with its terms. [SIGNATURE PAGES FOLLOW]

1753438380 22722823 S-1 PNC-Mativ Omnibus Amendment IN WITNESS WHEREOF, the parties hereto have executed this Amendment by their duly authorized officers as of the date first above written. MATIV RECEIVABLES LLC as the Seller and the Buyer By: /s/ Greg Weitzel Name: Greg Weitzel Title: Treasurer MATIV HOLDINGS, INC., as the Servicer and the Performance Guarantor By: /s/ Greg Weitzel Name: Greg Weitzel Title: Chief Financial Officer ARGOTEC LLC, as an Originator By: /s/ Greg Weitzel Name: Greg Weitzel Title: Treasurer DELSTAR TECHNOLOGIES, INC., as an Originator By: /s/ Greg Weitzel Name: Greg Weitzel Title: Treasurer

1753438380 22722823 S-2 PNC-Mativ Omnibus Amendment MATIV CONWED, LLC (f/k/a SWM AMS LLC), as an Originator By: /s/ Greg Weitzel Name: Greg Weitzel Title: Treasurer SCAPA TAPES NORTH AMERICA LLC, as an Originator By: /s/ Greg Weitzel Name: Greg Weitzel Title: Treasurer NEENAH INC., as an Originator By: /s/ Greg Weitzel Name: Greg Weitzel Title: Treasurer

1753438380 22722823 S-3 PNC-Mativ Omnibus Amendment PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent By: /s/ Eric Bruno Name: Eric Bruno Title: Senior Vice President PNC BANK, NATIONAL ASSOCIATION, as a Purchaser By: /s/ Eric Bruno Name: Eric Bruno Title: Senior Vice President PNC CAPITAL MARKETS LLC, as Structuring Agent By: /s/ Eric Bruno Name: Eric Bruno Title: Managing Director

1753438380 22722823 Exhibit A PNC-Mativ Omnibus Amendment Exhibit A [Amendments to the Receivables Purchase Agreement] (Attached)

CONFORMED COPY CONFORMED TO AMENDMENT No. 23, DATED AUGUST 14NOVEMBER 5, 20242025 RECEIVABLES PURCHASE AGREEMENT Dated as of December 23, 2022 by and among MATIV RECEIVABLES LLC, as Seller, THE PERSONS FROM TIME TO TIME PARTY HERETO, as Purchasers, PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent, MATIV HOLDINGS, INC. as Servicer, and PNC CAPITAL MARKETS LLC, as Structuring Agent 1753407056 22722823

TABLE OF CONTENTS Page -i-1753407056 22722823 ARTICLE I DEFINITIONS 1 SECTION 1.01 Certain Defined Terms 1 SECTION 1.02 Construction 3235 SECTION 1.03 Accounting Principles; Changes in GAAP 3236 SECTION 1.04 Benchmark Replacement Notification; Rates 3336 ARTICLE II TERMS OF THE INVESTMENTS 3337 SECTION 2.01 Purchase Facility 3337 SECTION 2.02 Making Investments; Repayment of Investments 3438 SECTION 2.03 Yield and Fees. 3640 SECTION 2.04 Daily 1M SOFR or Term SOFR Rate Unascertainable; Increased Costs; Illegality; Benchmark Replacement Setting. 3742 SECTION 2.05 Records of Investments 4348 SECTION 2.06 Defaulting Purchasers. 4348 SECTION 2.07 Security Interest. 4549 SECTION 2.08 Secured Guaranty by Seller. 4650 SECTION 2.09 Authorization to File Financing Statements; Further Assurances 5055 ARTICLE III SETTLEMENT PROCEDURES AND PAYMENT PROVISIONS 5055 SECTION 3.01 Settlement Procedures. 5055 SECTION 3.02 Payments and Computations, Etc 5358 SECTION 3.03 Sharing of Payments by Purchasers 5459 SECTION 3.04 Administrative Agent’s Clawback. 5459 ARTICLE IV INCREASED COSTS; FUNDING LOSSES; TAXES; ILLEGALITY AND SECURITY INTEREST 5560 SECTION 4.01 Increased Costs. 5560 SECTION 4.02 Indemnity for Funding Losses 5761 SECTION 4.03 Taxes. 5762 SECTION 4.04 Replacement of a Purchaser 6166 SECTION 4.05 Designation of a Different Lending Office 6267 ARTICLE V CONDITIONS TO EFFECTIVENESS AND INVESTMENTS 6267

TABLE OF CONTENTS (continued) Page -ii-1753407056 22722823 SECTION 5.01 Conditions Precedent to Effectiveness and the Initial Investment 6267 SECTION 5.02 Conditions Precedent to All Investments 6368 SECTION 5.03 Conditions Precedent to All Releases 6368 ARTICLE VI REPRESENTATIONS AND WARRANTIES 6469 SECTION 6.01 Representations and Warranties of the Seller 6469 SECTION 6.02 Representations and Warranties of the Servicer 7175 ARTICLE VII COVENANTS 7579 SECTION 7.01 Covenants of the Seller 7579 SECTION 7.02 Covenants of the Servicer 8488 SECTION 7.03 Separate Existence of the Seller 8993 SECTION 7.04 Exception Accounts 97 ARTICLE VIII ADMINISTRATION AND COLLECTION OF RECEIVABLES 9398 SECTION 8.01 Appointment of the Servicer. 9398 SECTION 8.02 Duties of the Servicer. 9498 SECTION 8.03 Collection Account Arrangements 9599 SECTION 8.04 Enforcement Rights. 95100 SECTION 8.05 Responsibilities of the Seller. 97101 SECTION 8.06 Servicing Fee. 97102 ARTICLE IX EVENTS OF DEFAULT 97102 SECTION 9.01 Events of Default 97102 SECTION 9.02 Consequences of an Event of Default. 100105 ARTICLE X THE ADMINISTRATIVE AGENT 102107 SECTION 10.01 Appointment and Authority 102107 SECTION 10.02 Rights as a Purchaser 102108 SECTION 10.03 Exculpatory Provisions. 103108 SECTION 10.04 Reliance by Administrative Agent 104109 SECTION 10.05 Delegation of Duties 104109 SECTION 10.06 Resignation of Administrative Agent. 104110

TABLE OF CONTENTS (continued) Page -iii-1753407056 22722823 SECTION 10.07 Non-Reliance on Administrative Agent and Other Purchasers 106111 SECTION 10.08 No Other Duties, Etc 106111 SECTION 10.09 Administrative Agent May File Proofs of Claim 106111 SECTION 10.10 Collateral and Guaranty Matters. 106112 SECTION 10.11 No Reliance on Administrative Agent’s Customer Identification Program 107112 SECTION 10.12 ERISA Matters. 107112 SECTION 10.13 Erroneous Payments. 109113 ARTICLE XI EXPENSES; INDEMNITY; DAMAGE WAIVER 111116 SECTION 11.01 Costs and Expenses 112116 SECTION 11.02 Indemnification by the Seller 112116 SECTION 11.03 Indemnification by the Servicer 114119 SECTION 11.04 Reimbursement by Purchasers 115120 SECTION 11.05 Waiver of Consequential Damages, Etc 116120 SECTION 11.06 Payments 116120 SECTION 11.07 Survival 116121 ARTICLE XII MISCELLANEOUS 116121 SECTION 12.01 Amendments, Etc 116121 SECTION 12.02 No Implied Waivers; Cumulative Remedies 117122 SECTION 12.03 Notices; Effectiveness; Electronic Communication. 118122 SECTION 12.04 Severability 119124 SECTION 12.05 Duration; Survival 119124 SECTION 12.06 Successors and Assigns. 119124 SECTION 12.07 No Proceedings 124128 SECTION 12.08 Confidentiality. 124129 SECTION 12.09 Counterparts; Integration; Effectiveness; Electronic Execution. 125130 SECTION 12.10 CHOICE OF LAW; SUBMISSION TO JURISDICTION; WAIVER OF VENUE; SERVICE OF PROCESS; WAIVER OF JURY TRIAL. 126131 SECTION 12.11 Intent of the Parties 127132

TABLE OF CONTENTS (continued) Page -iv-1753407056 22722823 SECTION 12.12 Mutual Negotiations 127132 SECTION 12.13 Acknowledgement and Consent to Bail-In of Affected Financial Institutions 127132 SECTION 12.14 USA PATRIOT Act Notice 128133 SECTION 12.15 Acknowledgement Regarding Any Supported QFCs 128133

“Administrative Agent” means PNC, in its capacity as contractual representative for the Purchaser Parties, and any successor thereto in such capacity appointed in accordance with the terms hereof. “Administrative Questionnaire” means an administrative questionnaire in a form supplied by the Administrative Agent and attached hereto as Exhibit I. “Adverse Claim” means any Lien, other than (i) a Lien in favor of or assigned to the Administrative Agent (for the benefit of the Secured Parties), (ii) any bankers’ liens, rights of setoff and other similar Liens existing solely with respect to cash on deposit in a Collection Account to the extent such Liens are not terminated pursuant to an Account Control Agreement or (iii) any Lien for Taxes (x) not yet due and payable or (y) if the obligations with respect to such Taxes are being contested in good faith by appropriate proceedings and for which adequate reserves are being maintained in accordance with GAAP. “Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution. “Affiliate” means, with respect to a specified Person, another Person that directly or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified. “Affiliate Receivable” means a Receivable as to which the Obligor is an Affiliate of Mativ. “Agent Parties” has the meaning set forth in Section 12.03. “Aggregate Capital” means, at any time, the aggregate outstanding Capital of all Purchasers at such time. “Aggregate Yield” means, at any time, the aggregate accrued and unpaid Yield on the Investments of all Purchasers at such time. “Agreement” has the meaning set forth in the preamble to this Agreement. “Alternative Currency” means Euro and Canadian Dollar. “Anti-Corruption Laws” means (a) the United StatesU.S. Foreign Corrupt Practices Act of 1977, as amended,; (b) the UKU.K. Bribery Act 2010, as amended; and (c) any other similarapplicable Law relating to anti-bribery or anti-corruption Laws or regulations administered or enforced in any jurisdiction in which Mativ or any of its Subsidiaries conductany Seller-Related Party is located or doing business. “Anti-Terrorism Law” means any Law in force or hereinafter enacted related to terrorism, money laundering, or economic sanctions, including the Bank Secrecy Act, 31 U.S.C. § 5311 et seq., the USA PATRIOT Act, the International Emergency Economic Powers Act, 50 U.S.C. 2 1753407056 22722823

unlawful; provided, however, if the Base Rate as determined above would be less than zero, then such rate shall be deemed to be zero. Any change in the Base Rate (or any component thereof) shall take effect at the opening of business on the day such change occurs. Notwithstanding anything to the contrary contained herein, in the case of any event specified in Section 2.04(a) or Section 2.04(b), to the extent any such determination affects the calculation of Base Rate, the definition hereof shall be calculated without reference to clause (iii) above until the circumstances giving rise to such event no longer exist. “Base Rate Capital” means, at any time, any Capital on which Yield accrues by reference to the Base Rate. “Benchmark Replacement” has the meaning set forth in Section 2.04(d). “Beneficial Owner” means, for the Seller, each of the following: (a) each individual, if any, who, directly or indirectly, owns 25% or more of the Seller’s Equity Interests; and (b) a single individual with significant responsibility to control, manage, or direct the Seller. “Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in and subject to Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”. “Blocked Property” means any property: (a) owned, directly or indirectly, by a Sanctioned Person; (b) due to or from a Sanctioned Person; (c) in which a Sanctioned Person otherwise holds any interest; (d) located in a Sanctioned Jurisdiction; or (e) that otherwise would cause any actual or possible violation by any Purchaser Party of any applicable International Trade Law if the Purchaser Parties were to obtain an encumbrance on, lien on, pledge of, or security interest in such property, or provide services in consideration of such property. “Business Day” means any day other than a Saturday or Sunday or a legal holiday on which commercial banks are authorized or required to be closed, or are in fact closed, for business in Pittsburgh, Pennsylvania (or, if otherwise, the Lending Office of the Administrative Agent); provided that, when used in connection with an amount that bears interest at a rate based on SOFR orfor purposes of any direct or indirect calculation or determination of, or when used in connection with any interest rate settings, fundings, disbursements, settlements, payments, or other dealings with respect to, SOFR, the term “Business Day” means any such day that is also a U.S. Government Securities Business Day. “Capital” means, with respect to any Purchaser, the aggregate amounts paid to, or on behalf of, the Seller in connection with all Investments made by such Purchaser pursuant to Article II, as reduced from time to time by Collections or other funds of the Seller that have been distributed to such Purchaser and applied as a repayment of Capital in accordance with this Agreement; provided, that if such Capital shall have been reduced by any distribution and thereafter all or a portion of such distribution is rescinded or must otherwise be returned for any reason, such Capital shall be increased by the amount of such rescinded or returned distribution as though it had not been made. 4 1753407056 22722823

“Capital Coverage Amount” means, at any time, the amount equal to the lesser of (a) the Facility Limit and (b) the amount equal to (i) the Adjusted Net Receivables Pool Balance at such time, minus (ii) the Total Reserves at such time. “Capital Coverage Amount Deficit” means, at any time, the amount, if any, by which (a) the Aggregate Capital at such time, exceeds (b) the Capital Coverage Amount at such time. “Capital Tranche” means specified portions of Capital outstanding as follows: (a) all Capital (or portions thereof) for which the applicable Yield Rate is determined by reference to Daily 1M SOFR shall constitute one Capital Tranche, (b) all Capital (or portions thereof) for which the applicable Yield Rate is determined by reference to the Term SOFRBase Rate with the same Yield Period shall constitute one Capital Tranche, (b) all Capital for which the applicable Yield Rate is determined by reference to Daily 1M SOFR shall constitute one Capital Tranche, and (c) all Capital for which the applicable Yield Rate is determined by reference to Basethe Term SOFR Rate with the same Yield Period shall constitute one Capital Tranche. “Certificate of Beneficial Ownership” means, for the Seller, a certificate in form and substance acceptable to the Administrative Agent (as such form may be amended or modified by the Administrative Agent from time to time in its sole discretion), certifying, among other things, the Beneficial Owner of the Seller. “Change in Control” means the occurrence of any of the following: (a) Neenah, Inc. ceases to own, directly, 100% of the Equity Interests of the Seller free and clear of all Adverse Claims; (b) any Subordinated Loan ceases to be 100% owned (beneficially and of record) by Neenah, Inc. free and clear of all Adverse Claims; or (c) acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities Exchange Act of 1934 and the rules of the SEC thereunder as in effect on the date hereof), of Equity Interests representing more than 35% of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of Parent. “Change in Law” means the occurrence, after the Closing Date, of any of the following: (a) the adoption or taking effect of any Law, (b) any change in any Law or in the administration, interpretation, implementation or application thereof by any Official Body or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of Law) by any Official Body; provided that notwithstanding anything herein to the contrary, (x) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, regulations, guidelines, interpretations or directives thereunder or issued in connection therewith (whether or not having the force of Law) and (y) all requests, rules, regulations, guidelines, interpretations or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities (whether or not having the force of Law), in each case pursuant 5 1753407056 22722823

Percentages of the Group B Obligors and (d) the largest Obligor Percentage of the Group A Obligors. “Conforming Changes” means, with respect to Daily 1M SOFR, the Term SOFR Rate or any Benchmark Replacement in relation thereto, any technical, administrative or operational changes (including changes to the definition of “Base Rate,” the definition of “Business Day,” the definition of “Yield Period,” the definition of “U.S. Governmental Securities Business Day,” timing and frequency of determining rates and making payments of interest, timing of borrowing or investment requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, the applicability of breakage provisions, and other technical, administrative or operational matters) that the Administrative Agent decides may be appropriate to reflect the adoption and implementation of Daily 1M SOFR, the Term SOFR Rate or such Benchmark Replacement and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of Daily 1M SOFR, the Term SOFR Rate or the Benchmark Replacement exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement and the other Transaction Documents). “Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes. “Contra Reserve Amount” means, at any time of determination, the excess (if any) of (a) the aggregate of the Contra Amounts for all Obligors (other than any Obligor for which any Seller-Related Party has established any offset or netting arrangements (including customer deposits and advance payments (including payments relating to unearned revenues) with such Obligor in connection with the ordinary course of payment of such Obligor’s Receivables), over (b) 3.00% of the aggregate Outstanding Balance of all Eligible Receivables; provided, however, that the Administrative Agent shall have the right, in its sole discretion by five (5) Business Days’ prior notice to the Seller, to reduce (including to zero) the percentage specified in clause (b) above. “Contra Amount” means at any time of determination and with respect to any Obligor with respect to one or more Eligible Receivables, the aggregate amount (if any) of indebtedness and other payment obligations (including trade accounts payable) owed to such Obligor or its Affiliates by any Originator or any of its Affiliates. The Contra Amount shall be deemed to be zero ($0) for any Obligor that is not an Obligor on any Eligible Receivable(s). “Contract” means, with respect to any Receivable, any and all contracts, instruments, agreements, leases, invoices, notes or other writings pursuant to which such Receivable arises or that evidence such Receivable or under which an Obligor becomes or is obligated to make payment in respect of such Receivable. “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise 7 1753407056 22722823 voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto. “Covered Entity” means (a) each Seller-Related Party and its respective Subsidiaries, and (b) each Person that, directly or indirectly, controls a Person described in clause (a) above. For purposes of this definition, control of a Person means the direct or indirect (x) ownership of, or power to vote, 25% or more of the issued and outstanding equity interests having ordinary voting power for the election of directors of such Person or other Persons performing similar functions for such Person, or (y) power to direct or cause the direction of the management and policies of such Person whether by ownership of equity interests, contract or otherwise. “Credit and Collection Policy” means the receivables credit and collection policies and practices of the Seller-Related Parties as in effect on the Closing Date and described in Exhibit D, as modified in compliance with this Agreement. “Daily 1M SOFR” means, for any day, the rate per annum determined by the Administrative Agent by dividing (the resulting quotient (rounded upwards, at the Administrative Agent’s discretion, to the nearest 1/100th of 1%) (a)equal to the Term SOFR Reference Rate for such day for a one (1) month period, as published by the Term SOFR Administrator, by (b) a number equal to 1.00 minus the SOFR Reserve Percentage; provided, that if Daily 1M SOFR, determined as provided above, would be less than the SOFR Floor, then Daily 1M SOFR shall be deemed to be the SOFR Floor. Such rate of interest will be adjusted automatically as of each Business Day based on changes in Daily 1M SOFR without notice to the Seller. “Daily Simple SOFR” means, for any day (a “SOFR Rate Day”), the interest rate per annum determined by the Administrative Agent by dividing (the resulting quotient (rounded upwards, at the Administrative Agent’s discretion, to the nearest 1/100th of 1%) (A)equal to SOFR for the day (the “SOFR Determination Date”) that is 2 Business Days prior to (i) such SOFR Rate Day if such SOFR Rate Day is a Business Day or (ii) the Business Day immediately preceding such SOFR Rate Day if such SOFR Rate Day is not a Business Day, by (B) a number equal to 1.00 minus the SOFR Reserve Percentage, in each case, as such SOFR is published by the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate) on the website of the Federal Reserve Bank of New York, currently at http://www.newyorkfed.org, or any successor source identified by the Federal Reserve Bank of New York or its successor administrator for the secured overnight financing rate from time to time. If Daily Simple SOFR as determined above would be less than the SOFR Floor, then Daily Simple SOFR shall be deemed to be the SOFR Floor. If SOFR for any SOFR Determination Date has not been published or replaced with a Benchmark Replacement by 5:00 p.m. (Pittsburgh, Pennsylvania time) on the second Business Day immediately following such SOFR Determination Date, then SOFR for such SOFR Determination Date will be SOFR for the first Business Day preceding such SOFR Determination Date for which SOFR was published in accordance with the definition of “SOFR”; provided that SOFR determined pursuant to this sentence shall be used for purposes of calculating Daily Simple SOFR for no more than 3 consecutive SOFR Rate Days. If and when Daily Simple SOFR as determined above changes, 8 1753407056 22722823

(u) for which the related Originator has recognized the related revenue on its financial books and records in accordance with GAAP; (v) for which neither the related Originator nor any Affiliate thereof is holding any deposits received by or on behalf of the related Obligor; provided that only the portion of such Pool Receivable in an amount equal to such deposits shall be ineligible; and (w) the sale or contribution of which does not trigger any stamp duty or similar transfer taxes. “Embargoed Property” means any property; (a) beneficially owned, directly or indirectly, by a Sanctioned Person; (b) that is due to or from a Sanctioned Person; (c) in which a Sanctioned Person otherwise holds any interest; (d) that is located in a Sanctioned Jurisdiction; or (e) that otherwise would cause any actual or possible violation by any Purchaser Party of any applicable Anti-Terrorism Law if the Purchasers or the Administrative Agent were to obtain an encumbrance on, lien on, pledge of, or security interest in such property, or provide services in consideration of such property. “Equity Interests” means, with respect to any Person, all of the shares of capital stock of (or other ownership or profit interests in) such Person, all of the warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, all of the securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares (or such other interests), and all of the other ownership or profit interests in such Person (including partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are outstanding on any date of determination. “ERISA” means the Employee Retirement Income Security Act of 1974, as the same may be amended or supplemented from time to time, and any successor statute of similar import, and the rules and regulations thereunder, as from time to time in effect. “ERISA Event” means (a) with respect to a Pension Plan, a reportable event under Section 4043 of ERISA as to which event (after taking into account notice waivers provided for in the regulations) there is a duty to give notice to the PBGC; (b) a withdrawal by Seller or any member of the ERISA Group from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA; (c) a complete or partial withdrawal by Seller or any member of the ERISA Group from a Multiemployer Plan, notification that a Multiemployer Plan is insolvent, or occurrence of an event described in Section 4041A(a) of ERISA that results in the termination of a Multiemployer Plan; (d) the filing of a notice of intent to terminate a Pension Plan, the treatment of a Pension Plan amendment as a termination under Section 4041(e) of ERISA, or the commencement of proceedings by the PBGC to terminate a Pension Plan; (e) an event or condition which constitutes grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan or Multiemployer Plan; (f) the determination that any 15 1753407056 22722823 product of (x) 25.00%, multiplied by (y) the aggregate Outstanding Balance of all Eligible Receivables then in the Receivables Pool; plus (iv) the excess (if any) of (i) the aggregate Outstanding Balance of all Eligible Receivables, the Obligors of which are Eligible Foreign Obligors domiciled in the same country, over (ii) the product of (x) 5.00%, multiplied by (y) the aggregate Outstanding Balance of all Eligible Receivables then in the Receivables Pool; plus (v) the excess (if any) of (i) the aggregate Outstanding Balance of all Eligible Receivables, the Obligors of which are Eligible Foreign Obligors domiciled in countries that are not Investment Grade Countries, over (ii) 2.50% of the aggregate Outstanding Balance of all Eligible Receivables then in the Receivables Pool; plus (vi) the excess (if any) of (i) the aggregate Outstanding Balance of all Eligible Receivables denominated in Alternative Currencies, over (ii) 2.50% of the aggregate Outstanding Balance of all Eligible Receivables then in the Receivables Pool; plus (vii) the excess (if any) of (i) the aggregate Outstanding Balance of all Eligible Receivables that constitute FOB Destination Receivables, over (ii) 2.50% of the aggregate Outstanding Balance of all Eligible Receivables then in the Receivables Pool. “Excluded Taxes” means any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the Laws of, or having its principal office or, in the case of any Purchaser, its applicable Lending Office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Purchaser, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Purchaser with respect to an applicable interest in an Investment or Commitment pursuant to a law in effect on the date on which (i) such Purchaser becomes a Purchaser (other than pursuant to an assignment request by the Seller under Section 4.04) or (ii) such Purchaser changes its lending office, except in each case to the extent that, pursuant to Section 4.03, amounts with respect to such Taxes were payable either to such Purchaser’s assignor immediately before such Purchaser became a party hereto or to such Purchaser immediately before it changed its lending office, (c) Taxes attributable to such Recipient’s failure to comply with Section 4.03(g), and (d) any U.S. federal withholding Taxes imposed under FATCA (except to the extent imposed due to the failure of the Seller to provide documentation or information to the IRS). “Facility Limit” means $175,000,000150,000,000 as reduced from time to time pursuant to Section 2.02(e). References to the unused portion of the Facility Limit mean, at any time, an amount equal to (x) the Facility Limit at such time, minus (y) the Aggregate Capital at such time. 17 1753407056 22722823

“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code, any intergovernmental agreements entered into in connection with the implementation of the foregoing and any fiscal or regulatory legislation, rules or official practices implemented to give effect to any such intergovernmental agreements, or any treaty or convention among Official Bodies and implementing the foregoing. “Federal Reserve Board” means the Board of Governors of the Federal Reserve System, or any entity succeeding to any of its principal functions. “Fee Letter” has the meaning specified in Section 2.03(a). “Fees” has the meaning specified in Section 2.03(a). “Final Maturity Date” means the earlier to occur of (a) the date that is sixty (60) days following the Scheduled Termination Date, and (b) the Termination Date unless such Termination Date occurs solely as a result of the Scheduled Termination Date’s occurrence. “Final Payout Date” means the date on or after the Termination Date when (i) the Aggregate Capital and Aggregate Yield have been paid in full, (ii) all Seller Obligations shall have been paid in full, (iii) all other amounts owing to the Secured Parties hereunder and under the other Transaction Documents have been paid in full and (iv) all accrued Servicing Fees have been paid in full. “Financial Officer” means the chief executive officer, chief financial officer, treasurer or controller of the Parent. “First Amendment Date” means October 20, 2023. “First Lien Credit Agreement” means that certain Credit Agreement, dated as of September 25, 2018 (as amended by the SeventhEighth Amendment, dated as of September 19, 2023December 17, 2024), among Schweitzer-Mauduit InternationalMativ Holdings, Inc. and SWMMativ Luxembourg, as the borrowers, the lenders party thereto, JPMorgan Chase Bank, N.A., as the administrative agent, the joint lead arrangers and joint bookrunners party thereto, and the co-syndication agents party thereto. “First Lien Credit Agreement Amendment Date” means the date the First Lien Credit Agreement is amended to remove the SOFR Adjustment, and the First Lien Credit Agreement Amendment Date shall be deemed to occur upon receipt by Administrative Agent of a copy of the First Lien Credit Agreement, in form and substance satisfactory to the Administrative Agent, showing the removal of the SOFR Adjustment (or other similar credit adjustment). “Fiscal Month” means each calendar month. “FOB Destination Receivables” means a Receivable arising from the sale of goods on an “FOB (freight on board) destination” basis and for which the related goods have been shipped by 18 1753407056 22722823

“Indemnified Taxes” means (i) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of Seller-Related Party under any Transaction Document and (ii) to the extent not otherwise described in the preceding clause (i), Other Taxes. “Independent Director” has the meaning set forth in Section 7.03(c). “Information” has the meaning set forth in Section 12.08. “Initial Schedule of Sold Receivables” means the schedule identifying all Sold Receivables as of the Closing Date, which list the Seller delivered to the Administrative Agent and the Purchasers on or prior to the Closing Date. “Intended Tax Treatment” has the meaning set forth in Section 12.11. “International Trade Laws” means all Laws relating to economic and financial sanctions, trade embargoes, export controls, customs and anti-boycott measures. “Investment” means any payment of Capital by a Purchaser to the Seller pursuant to Section 2.02. “Investment Company Act” means the Investment Company Act of 1940. “Investment Grade Country” means, at any time, a country that then has long-term foreign currency sovereign credit ratings of both “BBB-” or better by S&P and “Baa3” or better by Moody’s. “Investment Request” means a letter in substantially the form of Exhibit A hereto delivered by the Seller to the Administrative Agent pursuant to Section 2.02(a). “IRS” means the United States Internal Revenue Service. “Law” means any law(s) (including common law), constitution, statute, treaty, regulation, rule, ordinance, opinion, issued guidance, release, ruling, order, executive order, injunction, writ, decree, bond, judgment, authorization or approval, lien or award of or any settlement arrangement, by agreement, consent or otherwise, with any Official Body, foreign or domestic. “LCR Security” means any commercial paper or security (other than equity securities issued to any Person that is a consolidated subsidiary of Parent under GAAP) within the meaning of Paragraph __.32(e)(viii) of the final rules titled Liquidity Coverage Ratio: Liquidity Risk Measurement Standards, 79 Fed. Reg. 197, 61440 et seq. (October 10, 2014). “Lending Office” means, as to the Administrative Agent or any Purchaser, the office or offices of such Person described as such in such Purchaser’s Administrative Questionnaire, or such other office or offices as such Person may from time to time notify the Seller and the Administrative Agent. 21 1753407056 22722823

“Moody’s” means Moody’s Investors Service, Inc. and any successor thereto that is a nationally recognized statistical rating organization. “Multiemployer Plan” means any employee pension benefit plan which is a “multiemployer plan” within the meaning of Section 4001(a)(3) of ERISA and to which the Seller or any member of the ERISA Group is then making or accruing an obligation to make contributions or, within the preceding five (5) plan years, has made or had an obligation to make such contributions, or to which the Seller or any member of the ERISA Group has any liability (contingent or otherwise). “Net Receivables Pool Balance” means, at any time: (a) the aggregate Outstanding Balance of all Eligible Receivables then in the Receivables Pool, minus (b) the Excess Concentration. “Non-Consenting Purchaser” means any Purchaser that does not approve any consent, waiver or amendment that (a) requires the approval of all or all affected Purchasers in accordance with the terms of Section 12.01 and (b) has been approved by the Required Purchasers. “Non-Defaulting Purchaser” means, at any time, each Purchaser that is not a Defaulting Purchaser at such time. “Obligor” means, with respect to any Receivable, the Person obligated to make payments pursuant to the Contract relating to such Receivable. “Obligor Percentage” means, at any time, for each Obligor, a fraction, expressed as a percentage, (a) the numerator of which is the aggregate Outstanding Balance of the Eligible Receivables of such Obligor and its Affiliates less the amount (if any) then included in the calculation of the Excess Concentration with respect to such Obligor and its Affiliates and (b) the denominator of which is the aggregate Outstanding Balance of all Eligible Receivables at such time. “OFAC” means the Office of Foreign Assets Control of the United States Department of the Treasury. “Official Body” means the government of the United States of America or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank) and any group or body charged with setting financial accounting or regulatory capital rules or standards (including the Financial Accounting Standards Board, the Bank for International Settlements or the Basel Committee on Banking Supervision or any successor or similar authority to any of the foregoing). “Originator” means each Person from time to time party to the Transfer Agreement as an “Originator” thereunder. 24 1753407056 22722823

“PBGC” means the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA or any successor. “Pension Plan” means at any time an “employee pension benefit plan” (as such term is defined in Section 3(2) of ERISA) (including a “multiple employer plan” as described in Sections 4063 and 4064 of ERISA, but not a Multiemployer Plan) which is covered by Title IV of ERISA or is subject to the minimum funding standards under Section 412 or Section 430 of the Code and either (a) is sponsored, maintained or contributed to by any member of the ERISA Group for employees of any member of the ERISA Group, (b) has at any time within the preceding five years been sponsored, maintained or contributed to by any entity which was at such time a member of the ERISA Group for employees of any entity which was at such time a member of the ERISA Group, or in the case of a “multiple employer” or other plan described in Section 4064(a) of ERISA, has made contributions at any time during the immediately preceding five plan years or (c) or to which the Seller or any member of the ERISA Group may have any liability (contingent or otherwise). “Performance Guarantor” means Mativ. “Performance Guaranty” means the Performance Guaranty, dated as of the Closing Date, by the Performance Guarantor in favor of the Administrative Agent for the benefit of the Secured Parties. “Permitted Linked Account” means any Master Account. “Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Official Body or other entity. “PINACLE” means PNC’s PINACLE® credit management service and any and all services and systems provided or used in connection therewith, and any similar or replacement electronic credit administration services implemented by PNC. “PINACLE Agreement” means a separate written agreement between Seller and PNC regarding PINACLE, and any amendments, modifications or replacements thereof. “Plan” means any employee benefit plan within the meaning of Section 3(3) of ERISA (including a Pension Plan), maintained for employees of the Seller or any member of the ERISA Group or any such Plan to which the Seller or any member of the ERISA Group is required to contribute on behalf of any of its employees or with respect to which the Seller may have any liability (contingent or otherwise). “Platform” means PINACLE or any of Debt Domain, Intralinks, Syndtrak or a substantially similar electronic transmission system. “PNC” has the meaning set forth in the preamble to this Agreement. “Pool Receivable” means a Receivable in the Receivables Pool; provided, however, that (i) to the extent the Servicer is able to, and does in the Pool Reports, consistently identify and report on Affiliate Receivables (or any portion thereof) separately from the other Pool 26 1753407056 22722823

Receivables, Affiliate Receivables (or such portion thereof) shall be excluded from “Pool Receivables” for purposes of the definitions of “Days Sales Outstanding,” “Default Ratio,” “Delinquency Ratio,” “Dilution Horizon Ratio,” “Dilution Ratio,” “Foreign Currency Reserve Percentage,” “Loss Horizon Ratio,” and “Seller’s Net Worth;” and (ii) all Affiliate Receivables shall be excluded from “Pool Receivables” for purposes of Sections 3.01(d)(i), 7.01(j) and 7.02(h) of this Agreement and Sections 3.3(a) and 6.1(i) of the Transfer Agreement. “Pool Report” means each Monthly Report and Weekly Report. “Potential Default” means any event or condition which with notice or passage of time, or both, would constitute an Event of Default. “Purchasers” means the financial institutions named on Schedule I and their respective successors and assigns as permitted hereunder, each of which is referred to herein as a Purchaser. “Purchaser Party” means each Purchaser, the Structuring Agent and the Administrative Agent. “Prime Rate” means the interest rate per annum announced from time to time by the Administrative Agent at its main offices in Pittsburgh, Pennsylvania as its then prime rate, which rate may not be the lowest or most favorable rate then being charged to commercial borrowers or others by the Administrative Agent and may not be tied to any external rate of interest or index. Any change in the Prime Rate shall take effect at the opening of business on the day such change is announced. “PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time. “Purchasers” means the financial institutions named on Schedule I and their respective successors and assigns as permitted hereunder, each of which is referred to herein as a Purchaser. “Purchaser Party” means each Purchaser, the Structuring Agent and the Administrative Agent. “Receivable” means any right to payment of a monetary obligation, whether or not earned by performance, owed to any Originator or the Seller (as assignee of an Originator), whether constituting an account, chattel paper, payment intangible, instrument or general intangible, in each instance arising in connection with the sale of goods that have been or are to be sold or for services rendered or to be rendered, and includes the obligation to pay any service charges, finance charges, interest, fees and other charges with respect thereto. Any such right to payment arising from any one transaction, including any such right to payment represented by an individual invoice or agreement, shall constitute a Receivable separate from a Receivable consisting of any such right to payment arising from any other transaction. “Receivables Pool” means, at any time, all of the then outstanding Receivables transferred (or purported to be transferred) to the Seller pursuant to the Transfer Agreement (including both Sold Receivables and Unsold Receivables). 27 1753407056 22722823

“Release” has the meaning set forth in Section 3.01(a). “Relief Proceeding” means any proceeding seeking a decree or order for relief in respect of any Seller-Related Party or Subsidiary of a Seller-Related Party in a voluntary or involuntary case under any applicable bankruptcy, insolvency, reorganization or other similar law now or hereafter in effect, or for the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator, conservator (or similar official) of any Seller-Related Party or Subsidiary of a Seller-Related Party for any substantial part of its property, or for the winding-up or liquidation of its affairs, or an assignment for the benefit of its creditors. “Removal Effective Date” has the meaning set forth in Section 10.06(b). “Reportable Compliance Event” means that: (a) any Covered Entity becomes a Sanctioned Person, or is charged by indictment, criminal complaint, or similar charging instrument, arraigned, custodially detained, penalized or the subject of an assessment for a penalty, or enters into a settlement with an Official Body in connection with any economic sanctions or other Anti-Terrorism Law or Anti-Corruption Law, or any predicate crime to any Anti-Terrorism Law or Anti-Corruption Law, or has knowledge of facts or circumstances to the effect that it is reasonably likely that any aspect of its operations represents a violation of any Anti-Terrorism Law or Anti-Corruption Law; (b) any Covered Entity engages in a transaction that has caused or would reasonably be expected to cause the Purchasers or Administrative Agent to be in violation of any Anti-Terrorism Laws or Anti-Corruption Law, including a Covered Entity’s use of any proceeds of the Investments to fund any operations in, finance any investments or activities in, or, make any payments to, directly or indirectly, a Sanctioned Person or Sanctioned Jurisdiction; or (c) any Supporting Assets become EmbargoedBlocked Property. “Required Capital Amount” means $10,000,000. “Required Purchasers” means: (a) if there exists fewer than three (3) Purchasers, all Purchasers (other than any Defaulting Purchaser); and (b) if there exist three (3) or more Purchasers, Purchasers (other than any Defaulting Purchaser) having more than 50% of the aggregate amount of the Commitments of the Purchasers (excluding any Defaulting Purchaser) or, after termination of the Commitments, the outstanding Capital of the Purchasers (excluding any Defaulting Purchaser). “Resignation Effective Date” has the meaning set forth in Section 10.06(a). “Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority. “Restricted Payments” has the meaning set forth in Section 7.01(r). 29 1753407056 22722823

“Returned Goods” means all right, title and interest in and to returned, repossessed or foreclosed goods and/or merchandise the sale of which gave rise to a Receivable. “S&P” means S&P Global Ratings, a division of S&P Global Inc., and any successor thereto that is a nationally recognized statistical rating organization. “Sanctioned Jurisdiction” means any country, territory, or region that is the subject of sanctions administered by OFAC. “Sanctioned Person” means (a) a Person that is the subject of sanctions administered by OFAC or the U.S. Department of State, including by virtue of being (i) named on OFAC’s list of “Specially Designated Nationals and Blocked Persons”; (ii) organized under the Laws of, ordinarily resident in, or physically located in a Sanctioned Jurisdiction; (iii) owned or controlled 50% or more in the aggregate, by one or more Persons that are the subject of sanctions administered by OFAC; (b) a Person that is the subject of sanctions maintained by the European Union (“E.U.”), including by virtue of being named on the E.U.’s “Consolidated list of persons, groups and entities subject to E.U. financial sanctions” or other, similar lists; (c) a Person that is the subject of sanctions maintained by the United Kingdom (“U.K.”), including by virtue of being named on the “Consolidated List Of Financial Sanctions Targets in the U.K.” or other, similar lists; or (d) a Person that is the subject of sanctions imposed by any Official Body of a jurisdiction whose Laws apply to this Agreement. “Santander Exception Account” means each account listed as a “Santander Exception Account” on Schedule II to this Agreement for the purpose of receiving Collections of the specified Originator. “Scapa” means Scapa Tapes North America LLC, a Connecticut limited liability company. “Scapa Receivables” means the Pool Receivables originated by Scapa. “Scheduled Termination Date” means December 23, 2025November 4, 2026. “SEC” means the U.S. Securities and Exchange Commission or any governmental agencies substituted therefor. “Secured Parties” means each Purchaser Party, each Seller Indemnified Party and each co-agent or sub-agent appointed by the Administrative Agent from time to time pursuant to Section 10.05. “Securities Act” means the Securities Act of 1933. “Seller” has the meaning set forth in the preamble to this Agreement. “Seller Collateral” has the meaning set forth in Section 2.08(i)(i). “Seller Guaranty” has the meaning set forth in Section 2.08(a). 30 1753407056 22722823

“SOFR” means, for any day, a rate equal to the secured overnight financing rate as administered by the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate). “SOFR Adjustment” means either (i) if such date of determination is prior to the occurrence of the Credit Agreement Amendment Condition, ten basis points (0.10%) and (y) if such date of determination is on or after the Credit Agreement Amendment Condition, zero basis points (0.00%). “SOFR Floor” means a rate of interest per annum equal to zero basis points (0.00%). “SOFR Reserve Percentage” means, for any day, the maximum effective percentage in effect on such day, if any, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the reserve requirements (including, without limitation, supplemental, marginal and emergency reserve requirements) with respect to SOFR funding. “Sold Assets” has the meaning set forth in Section 2.01(b). “Sold Receivables” means, collectively, (i) the Pool Receivables specified as “Sold Receivables” on the Initial Schedule of Sold Receivables, (ii) all additional Pool Receivables specified as “Sold Receivables” on the Investment Requests delivered with respect to all subsequent Investments made hereunder and (iii) all additional Pool Receivables designated as “Sold Receivables” and transferred by the Seller pursuant to Section 2.01(b) in connection with a Release as contemplated by the first paragraph in Section 3.01(a). “Solvent” means, with respect to any Person on any date of determination, taking into account any right of reimbursement, contribution or similar right available to such Person from other Persons, that on such date (a) the fair value of the property of such Person is greater than the total amount of liabilities, including contingent liabilities, of such Person, (b) the present fair saleable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and other commitments as they mature in the normal course of business, (d) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person’s ability to pay as such debts and liabilities mature, and (e) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person’s property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which such Person is engaged. In computing the amount of contingent liabilities at any time, it is intended that such liabilities will be computed at the amount which, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability. “Specifically Reserved Dilution Amount” means at any time the amount, determined as of the most recent month-end date, equal to the reserves or liabilities set forth on the books and records of the Originators or Seller, as applicable, related to, or in anticipation of customer rebates, incentives, potential prompt pay discounts and other credits, deductions or reductions 32 1753407056 22722823 with respect to Eligible Receivables, in each case to the extent such amounts have not been applied at such time to reduce the Outstanding Balance of the Eligible Receivables. Within thirty (30) days of the completion and the receipt by the Administrative Agent of the results of any field exam of the Pool Receivables or upon a change in the Seller’s procedures for providing such adjustments described in the preceding sentence, the definition of “Specifically Reserved Dilution Amount” may be adjusted by the Administrative Agent upon not less than five (5) Business Days’ notice to the Seller based solely on changes in actual collection history or policy changes affecting discounts, credits, deductions or reductions reflected in such field exam that are reasonably expected to recur on a prospective basis. “Statements” has the meaning set forth in Section 6.02(y). “Structuring Agent” means PNC Capital Markets LLC, a Pennsylvania limited liability company. “Sub-Servicer” has the meaning set forth in Section 8.01(d). “Subordinated Loan” has the meaning set forth in the Transfer Agreement. “Subordinated Loan Agreement” has the meaning set forth in the Transfer Agreement. “Subsidiary” means, as to any Person, any corporation, trust, partnership, limited liability company or other business entity (a) of which more than 50% of the outstanding voting securities or other interests normally entitled to vote for the election of one or more directors or trustees (regardless of any contingency which does or may suspend or dilute the voting rights) is at such time owned directly or indirectly by such Person or one or more of such Person’s Subsidiaries, or (b) which is Controlled or capable of being Controlled by such Person or one or more of such Person’s Subsidiaries. “Supporting Assets” means all Sold Assets and all Seller Collateral. “Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Official Body, including any interest, additions to tax or penalties applicable thereto. “Termination Date” means the earliest to occur of (a) the Scheduled Termination Date, (b) the date on which the Facility Limit is terminated in whole pursuant to Section 2.02(e), (c) the date on which the “Termination Date” is declared or deemed to have occurred under Section 9.02 and (d) the date on which all Commitments have been reduced to zero. “Term SOFR Administrator” means CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate selected by the Administrative Agent in its reasonable discretion). “Term SOFR Rate” means, with respect to any amount for which the Term SOFR Reference Rate applies, for any day in any Yield Period, the interest rate per annum determined by the Administrative Agent by dividing (the resulting quotient (rounded upwards, at the Administrative Agent’s discretion, to the nearest 1/100th of 1%) (A)equal to the Term SOFR 33 1753407056 22722823

Reference Rate for a term of one month, as such rate is published by the Term SOFR Administrator, on the day (the “Term SOFR Determination Date”) that is two (2) Business Days prior to the first day of such Yield Period, as such rate is published by the Term SOFR Administrator, by (B) a number equal to 1.00 minus the SOFR Reserve Percentage. If the Term SOFR Reference Rate for the applicable tenor has not been published or replaced with a Benchmark Replacement by 5:00 p.m. (Pittsburgh, Pennsylvania time) on the Term SOFR Determination Date, then the Term SOFR Reference Rate, for purposes of clause (A) in the preceding sentence, shall be the Term SOFR Reference Rate for such tenor on the first Business Day preceding such Term SOFR Determination Date for which such Term SOFR Reference Rate for such tenor was published in accordance herewith, so long as such first preceding Business Day is not more than three (3) Business Days prior to such Term SOFR Determination Date. If the Term SOFR Rate, determined as provided above, would be less than the SOFR Floor, then the Term SOFR Rate shall be deemed to be the SOFR Floor. “Term SOFR Reference Rate” means the forward-looking term rate based on SOFR. “Threshold Amount” means $40,000,000. “Total Reserves” means, at any time, an amount equal to the product of (a) the sum of: (i) the Yield Reserve Percentage, plus (ii) the Foreign Currency Reserve Percentage plus (iii) the greater of (x) the sum of the Concentration Reserve Percentage, plus the Minimum Dilution Reserve Percentage and (y) the sum of the Loss Reserve Percentage, plus the Dilution Reserve Percentage, times (b) the Adjusted Net Receivables Pool Balance. “Transaction Documents” means this Agreement, the Transfer Agreement, the Account Control Agreements, each Fee Letter, the Subordinated Loan Agreement, the Performance Guaranty and all other certificates, instruments, UCC financing statements, reports, notices, agreements and documents executed or delivered under or in connection with this Agreement. “Transfer Agreement” means the Sale and Contribution Agreement, dated as of the Closing Date, among the Servicer, the Originators and the Seller. “Transfer Termination Event” means the occurrence of any event or circumstance (including the occurrence of the “Sale and Contribution Termination Date” under the Transfer Agreement) that causes any Originator to cease selling or contributing Receivables to the Seller thereunder; provided, however, that an Originator ceasing to be a party to a Transfer Agreement with the prior written consent of the Seller and the Administrative Agent shall not constitute a Transfer Termination Event. “UCC” means the Uniform Commercial Code as from time to time in effect in the applicable jurisdiction. “Unbilled Receivable” means, at any time, any Receivable as to which the invoice or bill with respect thereto has not yet been sent to the Obligor thereof. “UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended form time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook 34 1753407056 22722823

“Weekly Reporting Date” means the second Business Day of each calendar week. “Withholding Agent” means any Seller-Related Party and the Administrative Agent. “Write-down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which that liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers. “Yield” means, for any Capital and any Yield Period (or portion thereof), the amount of interest or yield accrued on such Capital during such Yield Period (or portion thereof) in accordance with this Agreement. “Yield Period” means, with respect to any Capital, or fees payable hereunder, (a) before the Termination Date: (i) initially, the period commencing on (and including) the date such Capital is funded through an Investment hereunder (or in the case of anysuch fees payable hereunder, commencing on (and including) the Closing Date) and ending on (but notand including) the next Monthly Settlement Datelast day of the calendar month in which such Capital was funded and (ii) thereafter, each period commencing on a Monthly Settlement Date(and including) the first day of a calendar month and ending on (but notand including) the next Monthly Settlement Datelast day of such calendar month and (b) on and after the Termination Date, such period (including a period of one day) as shall be selected from time to time by the Administrative Agent or, in the absence of any such selection, each period commencing on a Monthly Settlement Date and ending on (but not including) the next Monthly Settlementdetermined pursuant to clause (a) above notwithstanding the occurrence of the Termination Date. “Yield Rate” means, subject to Sections 2.03 and 2.04, for any day in any Yield Period for any Capital (or portion thereof): (a) if no Event of Default is then continuing, the sum of (i) either (x) if the Seller has elected for such Capital to accrue interest by reference to the Term SOFR Rate during such Yield Period in accordance with Section 2.03(d)(i), the Term SOFR Rate for such day, or (y) in any other case (including if no such election has been made), Daily 1M SOFR plus (ii) the SOFR Adjustment; or (b) if an Event of Default is then continuing, the greater of (x) the sum of the Daily 1M SOFR for such day plus the SOFR Adjustment, and (y) the Base Rate for such day (in either case, plus any additional margin or spread imposed pursuant to Section 2.03(f)). 36 1753407056 22722823

For the avoidance of doubt, if any Capital is converted to, or deemed to be, a Base Rate Capital pursuant to the terms hereof, the Yield Rate for such Capital shall be the Base Rate as in effect from time to time (plus any additional margin or spread imposed pursuant to Section 2.03(f)). “Yield Reserve Percentage” means at any time: 1.50 x DSO x (BR + SFR) 360 where: BR = the Base Rate at such time; DSO = the Days’ Sales Outstanding for the most recently ended Fiscal Month; and SFR = the Servicing Fee Rate. SECTION 1.02 Construction Construction. Unless the context of this Agreement otherwise clearly requires, the following rules of construction shall apply to this Agreement and each of the other Transaction Documents: (a) references to the plural include the singular, the plural, the part and the whole and the words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation”; (b) the word “will” shall be construed to have the same meaning and effect as the word “shall”; (c) the words “hereof,” “herein,” “hereunder,” “hereto” and similar terms in this Agreement or any other Transaction Document refer to this Agreement or such other Transaction Document as a whole; (d) article, section, subsection, clause, schedule and exhibit references are to this Agreement or other Transaction Document, as the case may be, unless otherwise specified; (e) reference to any Person includes such Person’s successors and assigns; (f) reference to this Agreement or any other Transaction Document, means this Agreement or such other Transaction Document, together with the schedules and exhibits hereto or thereto, as amended, modified, replaced, substituted for, superseded or restated from time to time (subject to any restrictions thereon specified in this Agreement or the other applicable Transaction Document); (g) relative to the determination of any period of time, “from” means “from and including,” “to” means “to but excluding,” and “through” means “through and including”; (h) any reference to any law or regulation herein shall, unless otherwise specified, refer to such law or regulation as amended, modified or supplemented from time to time; (i) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights; (j) whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms; (k) section headings herein and in each other Transaction Document are included for convenience and shall not affect the interpretation of this Agreement or such Transaction Document; and (l) unless otherwise specified, all references herein to times of day shall constitute references to Eastern Time. SECTION 1.03 Accounting Principles; Changes in GAAP. Except as otherwise provided in this Agreement, all computations and determinations as to accounting or financial 37 1753407056 22722823 matters and all financial statements to be delivered pursuant to this Agreement shall be made and prepared in accordance with GAAP (including principles of consolidation where appropriate), and all accounting or financial terms shall have the meanings ascribed to such terms by GAAP as in effect on the Closing Date applied on a basis consistent with those used in preparing the Statements referred to in Section 6.02(y). Notwithstanding the foregoing, if at any time any change in GAAP (including the adoption of IFRS) would affect the computation of any financial ratio or requirement set forth in any Transaction Document, and either the Seller or the Required Purchasers shall so request, the Administrative Agent, the Purchasers and the Seller shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Required Purchasers); provided that, until so amended, (a) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and (b) the Seller shall provide to the Administrative Agent financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP. For the avoidance of doubt, this Section 1.03 and any changes in GAAP or other accounting principles contemplated by this Section shall not affect or modify any computation or determination of the Days’ Sales Outstanding, Default Ratio, Delinquency Ratio, Dilution Ratio, Total Reserves or any input to, or component of, any of the foregoing. SECTION 1.04 Benchmark Replacement Notification; Rates. Section 2.04(d) provides a mechanism for determining an alternative rate of interest in the event that Daily 1M SOFR or the Term SOFR Rateany Benchmark is no longer available or in certain other circumstances. The Administrative Agent does not warrant or accept any responsibility for and shall not have any liability with respect to, (a) the continuation of, the administration, submission or any other matter related to Daily 1M SOFR or the Term SOFR Rate, or with respect toany Benchmark or any component definition thereof or rates referred to in the definition thereof, or any alternative or successor rate thereto, or replacement rate therefor. (including any Benchmark Replacement), including whether the composition or characteristics of any such alternative, successor or replacement rate (including any Benchmark Replacement) will be similar to, or produce the same value or economic equivalence of, or have the same volume or liquidity as, such Benchmark prior to its discontinuance or unavailability, or (b) the effect, implementation or composition of any Conforming Changes. The Administrative Agent and its affiliates or other related entities may engage in transactions that affect the calculation of any Benchmark, any alternative, successor or replacement rate (including any Benchmark Replacement) or any relevant adjustments thereto, in each case, in a manner adverse to the Seller or any other person or entity. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain any Benchmark, any component definition thereof or rates referred to in the definition thereof, in each case pursuant to the terms of this Agreement, and shall have no liability to the Seller, any Purchaser or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service. 38 1753407056 22722823

(e) Selection, Designation and Reporting of Sold Receivables. The Seller (or the Servicer on its behalf) shall select and identify from the Pool Receivables all Sold Receivables to be sold pursuant to Section 2.01(b) in its sole discretion; provided, however, that (i) the Seller shall select Sold Receivables from the Pool Receivables and the Seller shall transfer pursuant to Section 2.01(b) 100% of its interest in such Sold Receivables, and (ii) the Seller shall not select Sold Receivables in a manner that results in the aggregate Outstanding Balance of Sold Receivables exceeding the Aggregate Capital. The Seller shall maintain (or cause the Servicer to maintain) books and records sufficient to readily identify the Sold Receivables. The Seller and Servicer shall cause (i) all Sold Receivables to be identified on each Investment Request in accordance with Section 2.02(a) and (ii) the aggregate Outstanding Balance of each Obligor’s Sold Receivables to be identified on each Monthly Report delivered hereunder. SECTION 2.02 Making Investments; Repayment of Investments. (a) Each Investment hereunder shall be made at the written request fromof the Seller delivered to the Administrative Agent in the form of an Investment Request attached hereto as Exhibit A; provided that, if the Seller enters into a separate written agreement withat any time when PNC (or an Affiliate thereof) is the Administrative Agent regarding Administrative Agent’s PINACLE® auto-advance service (or any similar or replacement electronic loan administration service implemented by the Administrative Agent)and the Seller has entered into a PINACLE Agreement, then any request for an Investment made by the Seller using such servicePINACLE shall constitute an Investment Request, and each . SECTION 2.02 Each Investment made pursuant to such service shall be made on the date such Investment Request is received by the Administrative Agent. Otherwise, each such request for an Investment shall be made no later than 12:00 p.mRequest (1) shall be made by Seller no later than (x) in the case of a Investment Request made pursuant to PINACLE, 4:00 p.m. Eastern Time on the proposed date of such Investment (it being understood that any such request, or (y) in the case of any other Investment Request, 12:00 noon Eastern Time on the proposed date of such Investment; provided that any Investment Request made after such applicable time shall be deemed to have been made on the following Business Day), and (2) shall specify (i) the amount of Capital requested (which shall not be less than $1,000,000 and shall be an integral multiple of $100,000), (ii) theother than for an Investment Request made pursuant to PINACLE, the allocation of such amount among the Purchasers, which shall be ratable based on the Commitments, (iii) the account to which the proceeds of such Investment shall be distributed, and (iiiiv) the date such requested Investment is to be made (, which shall be a Business Day) and (iv) all Pool Receivables that are, or upon making such Investment will be, Sold Receivables.. If an Investment Request is deemed to have been made on the following Business Day pursuant to the proviso above and such Investment Request requests an Investment to be made prior to such following Business Day, such Investment Request shall be deemed to request that such Investment be made on such following Business Day. (b) On the date of each Investment specified in the applicable Investment Request, the Purchasers (ratably in accordance with their respective Commitments)each Purchaser shall, upon satisfaction of the applicable conditions set forth in Section 5.02 and pursuant to the other conditions set forth herein, make availableremit to the SellerAdministrative Agent in same day funds an aggregate amount (which shall constituteto the account specified by the Administrative Agent for such purpose, such Purchaser’s ratable share of the Capital of such 40 1753407056 22722823

Investment) equal to the amount (as determined pursuant to Section 2.01(a)) such that the Administrative Agent is able to, and the Administrative Agent shall, to the extent the Purchasers have made funds available to it for such purpose and subject to Section 5.02 and the other conditions set forth herein, fund the Capital of such Investment requested, at the account set forth in the related Investment Request.to the Seller on the date of such Investment; provided that if any Purchaser fails to remit such funds to the Administrative Agent in a timely manner, the Administrative Agent may elect in its sole discretion to fund with its own funds such Purchaser’s portion of such Capital on the date thereof, and such Purchaser shall be subject to the repayment obligation in Section 3.04(a). (c) Each Purchaser’s obligation shall be several, such that the failure of any Purchaser to make available to the Administrative Agent or the Seller any funds in connection with any Investment shall not relieve any other Purchaser of its obligation, if any, hereunder to make funds available on the date such Investments are requested (it being understood, that no Purchaser shall be responsible for the failure of any other Purchaser to make funds available to the Administrative Agent or the Seller in connection with any Investment hereunder). (d) The Seller shall repay in full the outstanding Capital, together with all accrued and unpaid Yield, Fees and other Seller Obligations, of each Purchaser on the Final Maturity Date. Prior thereto, the Seller shall, on each Settlement Date and not later than two (2) Business Days after delivery of any Pool Report that demonstrates the existence of a Capital Coverage Amount Deficit, make a prepayment of the outstanding Capital of the Purchasers to the extent required to eliminate any Capital Coverage Amount Deficit and as otherwise required under Section 3.01. Notwithstanding the foregoing, the Seller, in its discretion, shall have the right to make a prepayment, in whole or in part, of the outstanding Capital of the Purchasers (i) aton any Business Day if, at such time when(A) PNC (or an Affiliate thereof) is both the Administrative Agent and the sole Purchaser hereunder, and to the extent, (B) the Seller has entered into a separate written agreement with the Administrative Agent regarding Administrative Agent’s PINACLE® auto-advance service (or any similar or replacement electronic loan administration service implemented by the Administrative Agent) pursuant to Section 2.02(a) hereof, on anyPINACLE Agreement and (C) such prepayment is made with PINACLE; provided, that any such prepayment made with PINACLE after 4:00 p.m. Eastern Time on any day shall be deemed to have been made on the next occurring Business Day, or (ii) upon same-day written notice by delivering to the Administrative Agent a Reduction Notice in the form attached hereto as Exhibit B no later than 12:00 p.m.12:00 noon Eastern Time on the proposed dateBusiness Day of such prepayment (it being understood that any such request made after such time shall be deemed to have been made on the following Business Day) to the Administrative Agent in the form of a Reduction Notice attached hereto as Exhibit B; provided, however, that (i) each such prepayment shall be in a minimum aggregate amount of $1,000,000 and shall be an integral multiple of $100,000, (ii) the Seller shall not provide any Reduction Notice or corresponding notice through PINACLE as contemplated above, and no such Reduction Notice or corresponding notice through PINACLE shall be effective, if after giving effect thereto, the Aggregate Capital at such time would be less than an amount equal to the Minimum Funding Threshold and (iii) any accrued Yield and Fees in respect of such prepaid Capital shall be paid on the immediately following Settlement Date; provided, however that notwithstanding the foregoing, a prepayment may be in an amount necessary to reduce any Capital Coverage Amount Deficit existing at such time to zero. All accrued and unpaid yield 41 1753407056 22722823 and any associated indemnity payments due under Section 4.02 with respect to prepayments pursuant to this section shall be made on the immediately following Settlement Date. (e) The Seller may, at any time upon at least ten (10) days’ prior written notice to the Administrative Agent, terminate the Facility Limit in whole or ratably reduce the Facility Limit in part. Each partial reduction in the Facility Limit shall be in a minimum aggregate amount of $5,000,000 or integral multiples of $1,000,000 in excess thereof, and no such partial reduction shall reduce the Facility Limit to an amount less than $75,000,000. In connection with any partial reduction in the Facility Limit, the Commitment of each Purchaser shall be ratably reduced. If the Facility Limit is terminated in whole, the Commitment of each Purchaser shall be reduced to zero. All prepayments pursuant to this section shall be accompanied by payment of all accrued and unpaid yield and any associated indemnity payments due under Section 4.02. (f) In connection with any reduction of the Commitments, the Seller shall remit to the Administrative Agent (i) instructions regarding such reduction and (ii) for payment to the Purchasers, cash in an amount sufficient to pay (A) Capital of each Purchaser in excess of the Commitment of such Purchaser and (B) all other outstanding Seller Obligations with respect to such reduction (determined based on the ratio of the reduction of the Commitments being effected to the amount of the Commitments prior to such reduction or, if the Administrative Agent reasonably determines that any portion of the outstanding Seller Obligations is allocable solely to that portion of the Commitments being reduced or has arisen solely as a result of such reduction, all of such portion) including, without duplication, any associated indemnity payments due under Section 4.02. Upon receipt of any such amounts, the Administrative Agent shall apply such amounts first to the reduction of the outstanding Capital, and second to the payment of the remaining outstanding Seller Obligations with respect to such reduction, including any associated indemnity payments due under Section 4.02, by paying such amounts to the Purchasers. SECTION 2.03 Yield and Fees. (a) Fees. On each Settlement Date, the Seller shall, in accordance with the terms and priorities for payment set forth in Section 3.01(a), pay to each Purchaser, the Administrative Agent, the Structuring Agent certain fees (collectively, the “Fees”) in the amounts set forth in the fee letter agreements from time to time entered into, among the Seller, the Purchasers and/or the Administrative Agent, the Structuring Agent (each such fee letter agreement is collectively referred to herein as the “Fee Letter”); provided, however, that any Defaulting Purchaser’s right to receive Undrawn Fees shall be subject to the terms of Section 2.06. (b) Yield and Fees. The Capital of each Purchaser shall accrue interest on each day when such Capital remains outstanding at the then-applicable Yield Rate for such Capital. The Seller shall pay all Yield and Fees accrued during each Yield Period on the first Settlement Date occurring after the end of such Yield Period in accordance with the terms and priorities for payment set forth in Section 3.01(a). For the avoidance of doubt, Yield accrued 42 1753407056 22722823 during each Yield Period shall be due and payable on the first Settlement Date after such Yield Period without regard to the availability of Collections for payment thereof. (c) Highest Lawful Rate. If at any time the designated rate of interest (including the Yield Rate for such purpose) applicable to any Purchaser’s Capital exceeds such Purchaser’s highest lawful rate, the rate of interest (including the Yield Rate for such purpose) on such Purchaser’s Capital shall be limited to such Purchaser’s highest lawful rate. (d) Selection of Daily 1M SOFR and Term SOFR Rate; Rate Quotations. (i) So long as no Event of Default is continuing, the Seller may, by written notice to the Administrative Agent, elect for all or any portion of the Aggregate Capital to accrue yield or interest by reference to the Term SOFR Rate (rather than Daily 1M SOFR) during any Yield Period; provided, however, that no such election shall be made for less (or more) than a full Yield Period. Any such notice must specify the amount of the Aggregate Capital subject of such election and must be delivered not later than two (2) Business Days prior to the first day of the affected Yield Period. Any such portion of the Aggregate Capital that is subject to such an election shall be apportioned among the respective Purchasers’ Capital ratably based on the aggregate outstanding Capital of each Purchaser at such time. Notwithstanding the foregoing, (x) the Seller shall not make such an election if, as a result thereof, more than five (5) Capital Tranches would exist and (y) each Capital Tranche accruing interest by reference to the Term SOFR Rate shall be not be less than $1,000,000 and shall be an integral multiple of $100,000. For the avoidance of doubt, if an Event of Default is then continuing, the Yield Rate for any Capital shall be determinedin the event of any conflict between the Seller’s election pursuant to this clause (i) and rate of interest applied pursuant to the definition of “Yield Rate notwithstanding any otherwise applicable election by the Seller,” the definition of “Yield Rate” shall control. (ii) The Seller may call the Administrative Agent on or before the date on which an Investment Request is to be delivered to receive an indication of the rates then in effect, but it is acknowledged that such projection shall not be binding on the Administrative Agent or the Purchasers nor affect the rate of interest which thereafter is actually in effect when the election is made. (e) Conforming Changes Relating to Daily 1M SOFR and the Term SOFR Rate. With respect to Daily 1M SOFR and the Term SOFR Rate, the Administrative Agent will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Transaction Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Transaction Document; provided that, with respect to any such amendment effected, the Administrative Agent shall provide notice to the Seller and the Purchasers each such amendment implementing such Conforming Changes reasonably promptly after such amendment becomes effective. (f) Yield and Interest After Default. To the extent permitted by Law, upon the occurrence of an Event of Default and until such time such Event of Default shall have been 43 1753407056 22722823 cured or waived, at the discretion of the Administrative Agent or upon written demand by the Required Purchasers to the Administrative Agent: (i) Yield Rate. The Yield Rate applicable to any Capital shall be increased by 2.00% per annum; (ii) Other Obligations. Each other obligation (other than payments in respect of Subordinated Loan) of any Seller-Related Party hereunder if not paid when due shall bear interest at a rate per annum equal to the sum of the Base Rate plus an additional 2.00% per annum from the time such obligation becomes due and payable until the time such obligation is paid in full; and (iii) Acknowledgment. The Seller acknowledges that the increase in rates referred to in this Section 2.03(f) reflects, among other things, the fact that such Capital or other amounts have become a substantially greater risk given their default status and that the Purchasers are entitled to additional compensation for such risk; and all such interest or yield shall be payable upon demand by Administrative Agent or (if earlier) on the first Settlement Date occurring after such interest or yield accrues. SECTION 2.04 Daily 1M SOFR or Term SOFR Rate Unascertainable; Increased Costs; Illegality; Benchmark Replacement Setting. (a) Unascertainable; Increased Costs. If, on or prior to the first day of an Yield Periodat any time: (i) the Administrative Agent shall have determined (which determination shall be conclusive and binding absent manifest error) that (x) Daily 1M SOFR or the Term SOFR Rate or Daily 1M SOFR, as applicable, cannot be determined pursuant to the definition thereof; or (y) a fundamental change has occurred with respect to Daily 1M SOFR or the Term SOFR Rate (including, without limitation, changes in national or international financial, political or economic conditions); or (ii) any Purchaser determines that for any reason that Daily 1M SOFR or the Term SOFR Rate for any requesteddoes not adequately and fairly reflect the cost to such Purchasers of funding, establishing or maintaining such Purchaser’s Capital during the applicable Yield Period or that Daily 1M SOFR does not adequately and fairly reflect the cost to such Purchaser of funding, establishing or maintaining such Purchaser’s Capital, and such Purchaser hasPurchasers have provided notice of such determination to the Administrative Agent; then the Administrative Agent shall have the rights specified in Section 2.04(c). (b) Illegality. If at any time any Purchaser shall have determined or any Official Body shall have asserted that the making, maintenance or funding of any Capital (or an Investment thereof) accruing interest by reference to Daily 1M SOFR or the Term SOFR Rate or the determination or charging of yield or interest by reference to Daily 1M SOFR or the Term SOFR Rate has been made impracticable or unlawful, by compliance by such Purchaser in good faith in good faith with any Law or any interpretation or application thereof by any Official Body 44 1753407056 22722823 or with any request or directive of any such Official Body (whether or not having the force of Law), then the Administrative Agent shall have the rights specified in Section 2.04(c). (c) Administrative Agent’s and Purchaser’s Rights. In the case of any event specified in Section 2.04(a), the Administrative Agent shall promptly so notify the Purchasers and the Seller thereof, and in the case of an event specified in Section 2.04(b), such Purchaser shall promptly so notify the Administrative Agent and endorse a certificate to such notice as to the specific circumstances of such notice, and the Administrative Agent shall promptly send copies of such notice and certificate to the other Purchasers and the Seller. Upon such date as shall be specified in such notice (which shall not be earlier than the date such notice is given), the obligation of (i) the Purchasers, in the case of such notice given by the Administrative Agent, or (ii) such Purchaser, in the case of such notice given by such Purchaser, to allow the Seller to select, convert to or, renew or continue any Capital accruing Yield by reference to Daily 1M SOFR or the Term SOFR Rate, as applicable shall be suspended (to the extent of the affected Yield Rate or the applicable Yield PeriodsPeriod) until the Administrative Agent shall have later notified the Seller, or such Purchaser shall have later notified the Administrative Agent, of the Administrative Agent’s or such Purchaser’s, as the case may be, determination that the circumstances giving rise to such previous determination no longer exist. If at any timeUpon a determination by the Administrative Agent makes a determination under Section 2.04(a), (A) if the Seller has previously delivered an Investment Request for an affected Investment that has not yet been made, such Investment Request shall be deemed to request an Investment of Base Rate Capital, and (B) any outstanding affected Capital accruing yield or interest by reference to Daily 1M SOFR shall automatically be converted into Base Rate Capital and (C) any outstanding affected Capital accruing yield or interest by reference to the Term SOFR Rate shall be deemed to have been converted into Base Rate Capital at the end of the applicable Yield Period. If any Purchaser notifies the Administrative Agent of a determination under Section 2.04(b) above, the Seller shall, subject to the Seller’s indemnification obligations under Section 4.02, as to any Capital of the Purchaser to which aDaily 1M SOFR or the Term SOFR Rate applies, on the date specified in such notice either convert such Capital to Base Rate Capital or prepay such Capital. Absent due notice from the Seller of conversion or prepayment, such Capital shall automatically be converted to Base Rate Capital upon such specified date. (d) Benchmark Replacement Setting. (i) Benchmark Replacement. Notwithstanding anything to the contrary herein or in any other Transaction Document, if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred prior to any setting of the then-current Benchmark, then (A) if a Benchmark Replacement is determined in accordance with clause (1) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Transaction Document in respect of such Benchmark setting and subsequent Benchmark settings without any amendment to, 45 1753407056 22722823 or further action or consent of any other party to, this Agreement or any other Transaction Document and (B) if a Benchmark Replacement is determined in accordance with clause (2) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Transaction Document in respect of any Benchmark setting at or after 5:00 p.m. Eastern Time(New York City time) on the fifth (5th) Business Day after the date notice of such Benchmark Replacement is provided to the Purchasers without any amendment to, or further action or consent of any other party to, this Agreement or any other Transaction Document so long as the Administrative Agent has not received, by such time, written notice of objection to such Benchmark Replacement from Purchasers comprising the Required Purchasers. (ii) Benchmark Replacement Conforming Changes. In connection with the use, administration, adoption or implementation of a Benchmark Replacement, the Administrative Agent maywill have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Transaction Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Transaction Document. (iii) Notices; Standards for Decisions and Determinations. The Administrative Agent will promptly notify the Seller and the Purchasers of (A) the implementation of any Benchmark Replacement, and (B) the effectiveness of any Conforming Changes in connection with the use, administration, adoption, or implementation of a Benchmark Replacement. The Administrative Agent will notify the Seller of (x) the removal or reinstatement of any tenor of a Benchmark pursuant to paragraph (iv) below and (y) the commencement of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Purchaser (or group of Purchasers) pursuant to this Section 2.04(d), including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Transaction Document except, in each case, as expressly required pursuant to this Section 2.04(d). (iv) Unavailability of Tenor of Benchmark. Notwithstanding anything to the contrary herein or in any other Transaction Document, at any time (including in connection with the implementation of a Benchmark Replacement), (A) if the then-current Benchmark is a term rate or based on a term rate and either (I) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (II) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is not or will not be representative, then the Administrative Agent may modify the definition of “Yield Period” (or any similar or analogous definition) for any Benchmark settings at or after such time to remove such unavailable or 46 1753407056 22722823 non-representative tenor; and (B) if a tenor that was removed pursuant to clause (A) above either (I) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (II) is not, or is no longer, subject to an announcement that it is not or will not be representative for a Benchmark (including a Benchmark Replacement), then the Administrative Agent may modify the definition of “Yield Period” (or any similar or analogous definition) for all Benchmark settings at or after such time to reinstate such previously removed tenor. (v) Benchmark Unavailability Period. Upon the Seller’s receipt of notice of the commencement of a Benchmark Unavailability Period with respect to Daily 1M SOFR or the Term SOFR Rate, the Seller may revoke any pending request for an Investment of Capital accruing Yield based on Daily 1M SOFR or the Term SOFR Rate,such rate or conversion to or continuation of Capital accruing Yield based on Daily 1M SOFR or the Term SOFR Ratesuch rate to be made, converted or continued during any Benchmark Unavailability Period and, failing that, the Seller will be deemed to have converted any such request into a request for aBase Rate Capital or conversion to Base Rate Capital. During a Benchmark Unavailability Period or at any time that a tenor for the then-current Benchmark is not an Available Tenor, the component of the Base Rate based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of the Base Rate. (vi) Definitions. As used in this Section 2.04(d): “Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark, as applicable, (x) if such Benchmark is (a term rate or is based on) is Daily 1M SOFR, one month, and (b) is a term rate, any tenor for such Benchmark (or component thereof) that is or may be used for determining the Term SOFR Rate applicable to any Capital or the length of an interest ora yield or interest period pursuant to this Agreement or (y) otherwise, any payment period for interest calculated with reference to such Benchmark (or component thereof) that is or may be used for determining any frequency of making payments of interest calculated with reference to such Benchmark pursuant to this Agreement, in each case, as of such date and not including, for the avoidance of doubt, any tenor of such Benchmark that is then-removed from the definition of “Yield Period” pursuant to clause (iv) of this Section 2.04(d). “Benchmark” means, initially, SOFR, Daily 1M SOFR and the Term SOFR Rate; provided that if a Benchmark Transition Event has occurred with respect to Daily 1M SOFR, the Term SOFR Rate or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to this Section. “Benchmark Replacement” means, with respect to any Benchmark Transition Event, the first alternative set forth in the order below that can be 47 1753407056 22722823 determined by the Administrative Agent for the applicable Benchmark Replacement Date: (1) the sum of: (A) Daily Simple SOFR and (B) the SOFR Adjustment; and (2) the sum of (A) the alternate benchmark rate that has been selected by the Administrative Agent and the Seller, giving due consideration to (x) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (y) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement to the then-current Benchmark for Dollar-denominated syndicated credit facilities at such time and (B) the related Benchmark Replacement Adjustment; provided, that if the Benchmark Replacement as determined pursuant to clause (2) above would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Transaction Documents; and provided further, that any Benchmark Replacement shall be administratively feasible as determined by the Administrative Agent in its sole discretion. “Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Seller, giving due consideration to (A) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (B) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for Dollar-denominated syndicated credit facilities at such time. “Benchmark Replacement Date” means a date and time determined by the Administrative Agent, which date shall be no later than the earliest to occur of the following events with respect to the then-current Benchmark: (1) in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (A) the date of the public statement or publication of information referenced therein and (B) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide such Benchmark (or such component thereof), or, if such 48 1753407056 22722823

Benchmark is a term rate or is based on a term rate, all Available Tenors of such Benchmark (or such component thereof); or (2) in the case of clause (3) of the definition of “Benchmark Transition Event,” the date determined by the Administrative Agent, which date shall promptly follow the date of the public statement or publication of information referenced therein; For the avoidance of doubt, if such Benchmark is a term rate or is based on a term rate, the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (1) or (2) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof). “Benchmark Transition Event” means, the occurrence of one or more of the following events, with respect to the then-current Benchmark: (1) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate or based on a term rate, all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); (2) a public statement or publication of information by a Official Body having jurisdiction over the Administrative Agent, the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Federal Reserve Board, the Federal Reserve Bank of New York, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate or based on a term rate, all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide such Benchmark (or such component thereof) or, if such Benchmark is a term rate or based on a 49 1753407056 22722823 term rate, any Available Tenor of such Benchmark (or such component thereof); or (3) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) or a Official Body having jurisdiction over the Administrative Agent announcing that such Benchmark (or such component thereof) or, if such Benchmark is a term rate or based on a term rate, all Available Tenors of such Benchmark (or such component thereof) are not, or as of a specified future date will not be, representative. For the avoidance of doubt, if such Benchmark is a term rate or a rate based on a term rate, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof). “Benchmark Unavailability Period” means the period (if any) (x) beginning at the time that a Benchmark Replacement Date has occurred if, at such time, no Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Transaction Document in accordance with this Section 2.04(d) and (y) ending at the time that a Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Transaction Document in accordance with this Section 2.04(d). “Floor” means the benchmark rate floor, if any, provided in this Agreement initially (as of the execution of this Agreement, the modification, amendment or renewal of this Agreement or otherwise) with respect to Daily 1M SOFR or the Term SOFR Rate, as applicable, or, if no floor is specified, zero. “Relevant Governmental Body” means the Board of Governors of the Federal Reserve System or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Board of Governors of the Federal Reserve System or the Federal Reserve Bank of New York, or any successor thereto. “Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment. SECTION 2.05 Records of Investments. Each Purchaser shall record in its records, the date and amount of each Investment made by such the Purchaser hereunder, the interest or yield rate with respect thereto, the Yield accrued thereon and each repayment and payment thereof. Subject to Section 12.03(c), such records shall be conclusive and binding absent manifest error. The failure to so record any such information or any error in so recording any such information shall not, however, limit or otherwise affect the obligations of the Seller hereunder or under the other Transaction Documents to repay the Capital of each Purchaser, together with all Yield 50 1753407056 22722823 appropriate to evidence or perfect its ownership or security interest and lien on any of the Supporting Assets, or otherwise to give effect to the intent of Sections 2.01, 2.07 and 2.08. ARTICLE III SETTLEMENT PROCEDURES AND PAYMENT PROVISIONS SECTION 3.01 Settlement Procedures. (a) So long as the Administrative Agent has not taken dominion and control of the Collection Accounts, the Servicer shall set aside and hold in trust for the Administrative Agent, for the benefit of the Secured Parties (or, following the occurrence and during the continuance of a Potential Default or an Event of Default, if so requested by the Administrative Agent, segregate in a separate account designated by the Administrative Agent, which shall be an account maintained and/or controlled by the Administrative Agent unless the Administrative Agent otherwise instructs in its sole discretion), all Collections on Pool Receivables that are actually received by the Servicer or the Seller or received in any Lock-Box or Collection Account; provided, however, that so long as each of the conditions precedent set forth in Section 5.03 are satisfied on such date, the Servicer shall on each Distribution Date (A) release to the Seller from Collections received on Seller Collateral the amount (if any) necessary to pay the purchase price for, or distribute capital in exchange of, Receivables generated by Originators and purchased or accepted for contribution (and automatically deemed purchased or contributed) by the Seller on such date in accordance with the terms of the Transfer Agreement and (B) release to the Seller all or a portion of Collections received on Sold Assets in exchange for the Seller designating an equivalent amount (based on aggregate Outstanding Balances) of Unsold Receivables as new Sold Receivables on Seller’s books and records pursuant to Section 2.01(e), which new Sold Receivables will be automatically and immediately sold and contributed by the Seller to the Administrative Agent (for the ratable benefit of the Purchasers) pursuant to Section 2.01(b) upon such release (each such release of Collections described in clauses (A) and (B) above, a “Release”) via daily automatic transfers from each Originator’s Collection Account to its related Master Account. On each Settlement Date, the Servicer (or, following its assumption of control of the Collection Accounts, the Administrative Agent) shall distribute such Collections in the following order of priority: (i) first, to the Servicer for the payment of the accrued Servicing Fees payable for the immediately preceding Yield Period (plus, if applicable, the amount of Servicing Fees payable for any prior Yield Period to the extent such amount has not been distributed to the Servicer); (ii) second, to the Administrative Agent for further distribution to each Purchaser and other Purchaser Party (ratably, based on the amount then due and owing), all accrued and unpaid Yield, Fees and indemnity payments under Section 4.02 due to such Purchaser and other Purchaser Party for the immediately preceding Yield Period (including any additional amounts or indemnified amounts payable under Sections 4.03 and 11.01 in respect of such payments), plus, if applicable, the amount of any such Yield, 58 1753407056 22722823

Fees and indemnity payments (including any additional amounts or indemnified amounts payable under Sections 4.03 and 11.01 in respect of such payments) payable for any prior Yield Period to the extent such amount has not been distributed to such Purchaser or Purchaser Party; (iii) third, as set forth in clause (A), (B) or (C) below, as applicable: (A) prior to the occurrence of the Termination Date, to the extent that a Capital Coverage Amount Deficit exists on such date (as indicated in the most recent Pool Report and accounting for any Investments made since the date of such Pool Report), to the Administrative Agent for further distribution to the Purchasers (ratably, based on the aggregate outstanding Capital of each Purchaser at such time) for the payment of a portion of the outstanding Aggregate Capital at such time, in an aggregate amount equal to the amount necessary to reduce the Capital Coverage Amount Deficit to zero ($0); (B) on and after the occurrence of the Termination Date, to the Administrative Agent for further distribution to each Purchaser (ratably, based on the aggregate outstanding Capital of each Purchaser at such time) for the payment in full of the aggregate outstanding Capital of such Purchaser at such time; or (C) prior to the occurrence of the Termination Date, at the election of the Seller and in accordance with Section 2.02(d), to the Administrative Agent for further distribution to the Purchasers, payment of all or any portion of the outstanding Capital of the Purchasers at such time (ratably, based on the aggregate outstanding Capital of each Purchaser at such time); (iv) fourth, to the Administrative Agent for further distribution to the Secured Parties (ratably, based on the amount due and owing at such time), for the payment of all other Seller Obligations then due and owing by the Seller to the Secured Parties; (v) fifth, the balance, if any, to be paid to the Seller for its own account. Amounts payable pursuant to each of clauses first through fourth above shall be paid (at each level of priority) first from available Collections on Sold Receivables and other Sold Assets, and second, to the extent necessary in order to make all such payments at such level of priority in full, from Collections on Unsold Receivables and other Seller Collateral. The Seller’s right to receive payments (if any) from time to time pursuant to clause fifth above shall, to the extent arising from Collections on Sold Receivables, constitute compensation to the Seller for the Seller’s provision of the Seller Guaranty and the Purchaser Parties’ interests in the Sold Asset and the Seller Collateral. (b) All payments or distributions to be made by the Servicer, the Seller and any other Person to any Purchaser Party (or its respective related Secured Parties), shall be paid or distributed to such Purchaser Party.the Administrative Agent for further distribution to each applicable Purchaser at such account as such Purchaser has designated in writing to the 59 1753407056 22722823

Administrative Agent from time to time. Each Purchaser, upon its receipt of any such payments or distributions, shall distribute such amounts to such Purchaser’s applicable related Secured Parties; provided that if the Administrative Agent shall have received insufficient funds to pay all of the above amounts in full on any such date, the Administrative Agent shall pay each Purchaser, and each Purchaser shall pay such amounts to such Purchaser’s applicable related Secured Parties in accordance with the priority of payments set forth above, and with respect to any such category above for which there are insufficient funds to pay all amounts owing on such date, ratably (based on the amounts in such categories owing to each such related Person) among all such related Persons entitled to payment thereof. Notwithstanding anything to the contrary set forth in this Section 3.01, the Administrative Agent shall have no obligation to distribute or pay any amount under this Section 3.01 except to the extent actually received by the Administrative Agent. Each payment by the Servicer or the Seller to the Administrative Agent for the account of any Purchaser or other Secured Party hereunder shall be deemed to constitute payment by the Servicer or the Seller directly to such Purchaser or other Secured Party. Each Purchaser shall provide timely and accurate responses to each of the Administrative Agent’s requests for information necessary for the Administrative Agent to make the allocations, payments and distributions to the Purchasers and other Secured Parties hereunder. (c) If and to the extent the Administrative Agent or any other Secured Party shall be required for any reason to pay over to any Person (including any Obligor or any trustee, receiver, custodian or similar official in any Relief Proceeding) any amount received on its behalf hereunder, such amount shall be deemed not to have been so received but rather to have been retained by the Seller and, accordingly, the Administrative Agent or such other Secured Party, as the case may be, shall have a claim against the Seller for such amount. (d) For the purposes of this Section 3.01: (i) if on any day the Outstanding Balance of any Pool Receivable is reduced or cancelled as a result of (A) any defective, rejected, returned, repossessed or foreclosed goods or services, (B) any revision, cancellation, allowance, rebate, credit memo, discount or other adjustment made by any Seller-Related Party or any Affiliate thereof or (C) any setoff, counterclaim or dispute between any Seller-Related Party or any Affiliate thereof, and an Obligor, the Seller shall be deemed to have received on such day a Collection of such Pool Receivable in an amount equal to the positive difference between (A) such Pool Receivable’s Outstanding Balance prior to such reduction and (B) its Outstanding Balance after such reduction, and the Seller shall within two (2) Business Days pay to a Collection Account or as otherwise directed by the Administrative Agent at such time, for the benefit of the Purchaser Parties for application pursuant to Section 3.01(a), an amount equal to (x) if such reduction occurs prior to the Termination Date and no Event of Default has occurred and is continuing, the lesser of (I) the sum of all deemed Collections with respect to such reduction and (II) an amount necessary to eliminate any Capital Coverage Amount Deficit that exists at such time and (y) if such reduction occurs on or after the Termination Date or at any time when an Event of Default has occurred and is continuing, the sum of all deemed Collections with respect to such reduction (Collections deemed to have been received pursuant to this Section 3.01(d)(i) are hereinafter sometimes referred to as “Dilution”); 60 1753407056 22722823 each day from and including the date such amount is made available to the Seller to but excluding the date of payment to the Administrative Agent, at (i) in the case of a payment to be made by such Purchaser, the greater of the Effective Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation, and (ii) in the case of a payment to be made by the Seller, the Yield Rate applicable to Base Rate Capitals. If the Seller and such Purchaser shall pay such interest to the Administrative Agent for the same or an overlapping period, the Administrative Agent shall promptly remit to the Seller the amount of such interest paid by the Seller for such period. If such Purchaser pays its share of the applicable Investment to the Administrative Agent, then the amount so paid shall constitute such Purchaser’s share included in such Investment. Any payment by the Seller shall be without prejudice to any claim the Seller may have against a Purchaser that shall have failed to make such payment to the Administrative Agent. (b) Payments by Seller; Presumptions by Administrative Agent. Unless the Administrative Agent shall have received notice from the Seller prior to the date on which any payment is due to the Administrative Agent for the account of the Purchasers or any other Secured Parties hereunder that the Seller will not make such payment, the Administrative Agent may assume that the Seller has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Purchasers the amount due. In such event, if the Seller has not in fact made such payment, then each of the Purchasers severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Purchaser, with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Effective Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation. ARTICLE IV INCREASED COSTS; FUNDING LOSSES; TAXES; ILLEGALITY AND SECURITY INTEREST SECTION 4.01 Increased Costs. (a) Increased Costs Generally. If any Change in Law shall: (i) impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Purchaser (except any reserve requirement reflected in the Term SOFR Rate); (ii) subject any Recipient to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and (C) Connection Income Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or 63 1753407056 22722823

(iii) impose on any Purchaser or the relevant market any other condition, cost or expense (other than Taxes) affecting this Agreement or Investments made by such Purchaser or participation therein; and the result of any of the foregoing shall be to increase the cost to such Purchaser or such other Recipient of making, converting to, continuing or maintaining any Investment or of maintaining its obligation to make any such Investment, or to reduce the amount of any sum received or receivable by such Purchaser or other Recipient hereunder (whether of Capital, principal, interest, Yield or any other amount) then, upon request of such Purchaser or other Recipient, the Seller will pay to such Purchaser or other Recipient, as the case may be, such additional amount or amounts as will compensate such Purchaser or other Recipient, as the case may be, for such additional costs incurred or reduction suffered.; provided that upon the occurrence of any Change in Law imposing a reserve percentage on any interest rate based on SOFR, the Administrative Agent, in its reasonable discretion, may modify the calculation of each such SOFR-based yield or interest rate to add (or otherwise account for) such reserve percentage. (b) Capital Requirements. If any Purchaser determines that any Change in Law affecting such Purchaser or any Lending Office of such Purchaser or such Purchaser’s holding company, if any, regarding capital or liquidity requirements has or would have the effect of reducing the rate of return on such Purchaser’s capital or on the capital of such Purchaser’s holding company, if any, as a consequence of this Agreement, the Commitments of such Purchaser or the Investments made by such Purchaser, to a level below that which such Purchaser or such Purchaser’s holding company could have achieved but for such Change in Law (taking into consideration such Purchaser’s policies and the policies of such Purchaser’s holding company with respect to capital adequacy), then from time to time the Seller will pay to such Purchaser such additional amount or amounts as will compensate such Purchaser or such Purchaser’s holding company for any such reduction suffered. (c) Certificates for Reimbursement. A certificate of a Purchaser setting forth the amount or amounts necessary to compensate such Purchaser or its holding company, as the case may be, as specified in clause (a) or (b) of this Section and delivered to the Seller shall be conclusive absent manifest error. The Seller shall pay such Purchaser the amount shown as due on any such certificate on the first Settlement Date occurring ten (10) or more days after receipt thereof. (d) Delay in Requests. Failure or delay on the part of any Purchaser to demand compensation pursuant to this Section shall not constitute a waiver of such Purchaser’s right to demand such compensation, provided that the Seller shall not be required to compensate a Purchaser pursuant to this Section for any increased costs incurred or reductions suffered more than one hundred eighty (180) days prior to the date that such Purchaser notifies the Seller of the Change in Law giving rise to such increased costs or reductions and of such Purchaser’s intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof). SECTION 4.02 Indemnity for Funding Losses. In addition to the compensation or payments required by Section 4.01 or Section 4.03, the Seller shall indemnify each Purchaser 64 1753407056 22722823 this Agreement or any other Transaction Document to which it is a party and the consummation by the Seller of the transactions contemplated by this Agreement and the other Transaction Documents to which it is a party have been obtained or made and are in full force and effect. (h) Margin Regulations. The Seller is not engaged, principally or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meanings of Regulations T, U and X of the Board of Governors of the Federal Reserve System). (i) Solvency. After giving effect to the transactions contemplated by this Agreement and the other Transaction Documents, the Seller is Solvent. (j) Offices; Legal Name. The Seller’s sole jurisdiction of organization is the State of Delaware and such jurisdiction has not changed within four months prior to the date of this Agreement. The office of the Seller is located at 100 North Point Center East, Suite 600, Alpharetta, Georgia, 30022. The legal name of the Seller is Mativ Receivables LLC. (k) Investment Company Act; Volcker Rule. The Seller (i) is not, and is not controlled by, an “investment company” registered or required to be registered under the Investment Company Act and (ii) is not a “covered fund” under the Volcker Rule. In determining that the Seller is not a “covered fund” under the Volcker Rule, the Seller relies on, and is entitled to rely on, the exemption from the definition of “investment company” set forth in Section 3(c)(5) of the Investment Company Act. (l) No Material Adverse Effect. Since the date of formation of the Seller there has been no Material Adverse Effect with respect to the Seller. (m) Accuracy of Information. All Pool Reports, Investment Requests, certificates, reports, statements, documents and other information furnished to the Administrative Agent or any other Purchaser Party by or on behalf of the Seller pursuant to any provision of this Agreement or any other Transaction Document, or in connection with or pursuant to any amendment or modification of, or waiver under, this Agreement or any other Transaction Document, are, at the time the same are so furnished, complete and correct in all material respects on the date the same are furnished to the Administrative Agent or such other Purchaser Party and do not contain any material misstatement of fact. (n) Sanctions and other Anti-Terrorism Laws. None of the Seller nor any of its officers or directors, nor to the knowledge of the Seller, any of its employees, affiliates, consultants, brokers, or agents acting on Seller’s behalf in connection with this Agreement: (i) is a Sanctioned Person; or (ii) directly, or indirectly through any third party, is engaged in any transactions or other dealings with or for the benefit of any Sanctioned Person or Sanctioned Jurisdiction, or any transactions or other dealings that otherwise are prohibited by any Anti-Terrorism Laws; and (b) Supporting Assets are EmbargoedBlocked Property. (o) Anti-Corruption Laws. The Seller has (a) conducted its business in compliance with all Anti-Corruption Laws in all material respects and (b) has instituted and 74 1753407056 22722823

(k) Credit and Collection Policy. The Servicer has complied in all material respects with the Credit and Collection Policy with regard to each Pool Receivable and the related Contracts. (l) Eligible Receivables. Each Receivable included as an Eligible Receivable in the calculation of the Net Receivables Pool Balance as of any date is an Eligible Receivable as of such date. (m) Servicing Programs. No license or approval is required for the Administrative Agent’s use of any software or other computer program used by the Servicer, any Originator or any Sub-Servicer in the servicing of the Pool Receivables, other than those which have been obtained and are in full force and effect. (n) Servicing of Pool Receivables. Since the Closing Date there has been no material adverse change in the ability of the Servicer or any Sub-Servicer to service and collect the Pool Receivables and the Related Security. (o) Other Transaction Documents. Each representation and warranty made by the Servicer under each other Transaction Document to which it is a party (including the Transfer Agreement) is true and correct in all material respects as of the date when made. (p) No Material Adverse Effect. Since September 30, 2022 there has been no Material Adverse Effect on the Servicer. (q) Investment Company Act. The Servicer is not an “investment company,” or a company “controlled” by an “investment company,” within the meaning of the Investment Company Act. (r) Sanctions and other Anti-Terrorism Laws. No: (a) Covered Entity (other than Seller) nor any employees, officers, directors, affiliates, consultants, brokers, or agents acting on a Covered Entity’s (other than Seller’s) behalf in connection with this Agreement: (i) is a Sanctioned Person; or (ii) directly, or indirectly through any third party, is engaged in any transactions or other dealings with or for the benefit of any Sanctioned Person or Sanctioned Jurisdiction, or any transactions or other dealings that otherwise are prohibited by any Anti-Terrorism Laws; and (b) Supporting Assets are EmbargoedBlocked Property. (s) Anti-Corruption Laws. Each Covered Entity (other than Seller) has (a) conducted its business in compliance with all Anti-Corruption Laws and (b) has instituted and maintains policies and procedures designed to ensure compliance with such Laws. (t) Bulk Sales Act. No transaction contemplated by this Agreement requires compliance by it with any bulk sales act or similar law. (u) Taxes. The Servicer has (i) timely filed all Tax returns (federal, state and local) required to be filed by it and (ii) paid, or caused to be paid, all Taxes, assessments and other governmental charges, if any, other than Taxes, assessments and other governmental 80 1753407056 22722823

(t) Use of Collections Available to the Seller. The Seller shall apply Collections available to the Seller to make payments in accordance with Section 3.01(a) or as otherwise permitted under the terms of this Agreement. (u) Further Assurances; Change in Name or Jurisdiction of Origination, etc.(i) The Seller hereby authorizes and hereby agrees from time to time, at its own expense, promptly to execute (if necessary) and deliver all further instruments and documents, and to take all further actions, that may be necessary or desirable, or that the Administrative Agent may reasonably request, to perfect, protect or more fully evidence the security interest granted pursuant to this Agreement or any other Transaction Document, or to enable the Administrative Agent (on behalf of the Secured Parties) to exercise and enforce the Secured Parties’ rights and remedies under this Agreement and the other Transaction Documents. Without limiting the foregoing, the Seller hereby authorizes, and will, upon the request of the Administrative Agent, at the Seller’s own expense, execute (if necessary) and file such financing statements or continuation statements, or amendments thereto, and such other instruments and documents, that may be necessary or desirable, or that the Administrative Agent may reasonably request, to perfect, protect or evidence any of the foregoing. (i) The Seller authorizes the Administrative Agent to file financing statements, continuation statements and amendments thereto and assignments thereof, relating to the Pool Receivables, the Related Security, the related Contracts, Collections with respect thereto and the other Supporting Assets without the signature of the Seller. A photocopy or other reproduction of this Agreement shall be sufficient as a financing statement where permitted by law. (ii) The Seller shall at all times be organized under the laws of the State of Delaware and shall not take any action to change its jurisdiction of organization. (iii) The Seller will not change its name, location, identity or corporate structure unless (x) the Seller, at its own expense, shall have taken all action necessary or appropriate to perfect or maintain the perfection of the security interest under this Agreement (including the filing of all financing statements and the taking of such other action as the Administrative Agent may request in connection with such change or relocation) and (y) if requested by the Administrative Agent, the Seller shall cause to be delivered to the Administrative Agent, an opinion, in form and substance satisfactory to the Administrative Agent as to such UCC perfection and priority matters as the Administrative Agent may request at such time. (v) Sanctions and other Anti-Terrorism Laws; Anti-Corruption Laws. The Seller covenants and agrees that: (i) it shall immediately notify each Purchaser Party in writing upon (but in no event later than three (3) Business Days after) the occurrence of a Reportable Compliance Event; (ii) if, at any time, any Supporting Assets becomes EmbargoedBlocked Property, then, in addition to all other rights and remedies available to any Purchaser 89 1753407056 22722823

Party, upon request by any Purchaser Party, the Seller shall provide substitute Supporting Assets acceptable to the Administrative Agent that is not EmbargoedBlocked Property; (iii) it shall, and shall require each other Covered Entity to, conduct its business in compliance with all Anti-Corruption Laws in all material respects and maintain policies and procedures reasonably designed to ensure compliance by such Covered Entity with such Laws; (iv) it and its Subsidiaries will not: (A) become a Sanctioned Person or allow any employees, officers, directors, affiliates, consultants, brokers, or agents acting on its behalf in connection with this Agreement to become a Sanctioned Person; (B) directly, or indirectly through a third party, engage in any transactions or other dealings with or for the benefit of any Sanctioned Person or Sanctioned Jurisdiction, including any use of the proceeds of the Investments to fund any operations in, finance any investments or activities in, or, make any payments to, a Sanctioned Person or Sanctioned Jurisdiction; (C) pay or repay any Seller Obligations with EmbargoedBlocked Property or funds derived from any unlawful activity; (D) permit any Supporting Assets to become EmbargoedBlocked Property; or (E) cause any Purchaser Party to violate any Anti-Terrorism Law; and (v) it will not, and will not permit any of its Subsidiaries to, directly or indirectly, use the Investments or any proceeds thereof (i) in any manner that would result in a violation by the Administrative Agent or any Purchaser of Anti-Corruption Law; (ii) for any purpose which would breach any Anti-Corruption Laws in any jurisdiction in which any Covered Entity is located or conducts business or (iii) in violation of any applicable Law, including, without limitation, any applicable Anti-Corruption Law in any jurisdiction in which any Covered Entity is located or conducts business. (w) Seller’s Net Worth. The Seller shall not permit the Seller’s Net Worth to be less than the Required Capital Amount. (x) Taxes. The Seller will (i) timely file all Tax returns (federal, state and local) required to be filed by it and (ii) pay, or cause to be paid, all Taxes, assessments and other governmental charges, if any, other than Taxes, assessments and other governmental charges being contested in good faith by appropriate proceedings diligently conducted and as to which adequate reserves have been provided in accordance with GAAP. (y) Seller’s Tax Status. The Seller will remain a wholly-owned subsidiary of a United States person (within the meaning of Section 7701(a)(30) of the Code) and not be subject to withholding under Section 1446 of the Code. The Seller shall not (i) become treated other than as a “disregarded entity” within the meaning of U.S. Treasury Regulation § 301.7701-3 that is wholly owned by a “United States person” within the meaning of Section 7701(a)(30) of the Code for U.S. federal income tax purposes, (ii) become an association taxable as a corporation or a publicly traded partnership taxable as a corporation for U.S. federal income tax purposes, (iii) become subject to any Tax in any jurisdiction outside the United States or (iv) become subject to any material Tax imposed by a state or local taxing authority. 90 1753407056 22722823

(m) Security Interest, Etc. The Servicer shall, at its expense, take all action necessary or reasonably desirable to establish and maintain a valid and enforceable first priority perfected ownership or security interest in the Supporting Assets, in each case free and clear of any Adverse Claim in favor of the Administrative Agent (on behalf of the Secured Parties), including taking such action to perfect, protect or more fully evidence the security interest of the Administrative Agent (on behalf of the Secured Parties) as the Administrative Agent or any Secured Party may reasonably request. In order to evidence the security interests of the Administrative Agent under this Agreement, the Servicer shall, from time to time take such action, or execute and deliver such instruments as may be necessary (including such actions as are reasonably requested by the Administrative Agent) to maintain and perfect, as a first-priority interest, the Administrative Agent’s security interest in the Pool Receivables, Related Security and Collections. The Servicer shall, from time to time and within the time limits established by law, prepare and present to the Administrative Agent for the Administrative Agent’s authorization and approval, all financing statements, amendments, continuations or initial financing statements in lieu of a continuation statement, or other filings necessary to continue, maintain and perfect the Administrative Agent’s security interest as a first-priority interest. The Administrative Agent’s approval of such filings shall authorize the Servicer to file such financing statements under the UCC without the signature of the Seller, any Originator or the Administrative Agent where allowed by applicable Law. Notwithstanding anything else in the Transaction Documents to the contrary, the Servicer shall not have any authority to file a termination, partial termination, release, partial release, or any amendment that deletes the name of a debtor or excludes collateral of any such financing statements filed in connection with the Transaction Documents, without the prior written consent of the Administrative Agent. (n) Further Assurances; Change in Name or Jurisdiction of Origination, etc. The Servicer hereby authorizes and hereby agrees from time to time, at its own expense, promptly to execute (if necessary) and deliver all further instruments and documents, and to take all further actions, that may be necessary or desirable, or that the Administrative Agent may reasonably request, to perfect, protect or more fully evidence the security interest granted pursuant to this Agreement or any other Transaction Document, or to enable the Administrative Agent (on behalf of the Secured Parties) to exercise and enforce their respective rights and remedies under this Agreement or any other Transaction Document. Without limiting the foregoing, the Servicer hereby authorizes, and will, upon the request of the Administrative Agent, at the Servicer’s own expense, execute (if necessary) and file such financing statements or continuation statements, or amendments thereto, and such other instruments and documents, that may be necessary or desirable, or that the Administrative Agent may reasonably request, to perfect, protect or evidence any of the foregoing. (o) Sanctions and other Anti-Terrorism Laws; Anti-Corruption Laws. The Servicer covenants and agrees that: (i) it shall immediately notify each Purchaser Party in writing upon the occurrence of a Reportable Compliance Event; (ii) if, at any time, any Supporting Assets becomes EmbargoedBlocked Property, then, in addition to all other rights and remedies available to any Purchaser Party, upon request by any Purchaser Party, it shall cause the Seller to provide substitute 95 1753407056 22722823

Supporting Assets acceptable to the Administrative Agent that is not EmbargoedBlocked Property; (iii) it shall, and shall require each other Covered Entity to, conduct its business in compliance with all Anti-Corruption Laws and maintain policies and procedures designed to ensure compliance with such Laws; (iv) it and its Subsidiaries will not: (A) become a Sanctioned Person or allow any employees, officers, directors, affiliates, consultants, brokers, or agents acting on its behalf in connection with this Agreement to become a Sanctioned Person; (B) directly, or indirectly through a third party, engage in any transactions or other dealings with or for the benefit of any Sanctioned Person or Sanctioned Jurisdiction, including any use of the proceeds of the Investments to fund any operations in, finance any investments or activities in, or, make any payments to, a Sanctioned Person or Sanctioned Jurisdiction; (C) pay or repay any Seller Obligations with EmbargoedBlocked Property or funds derived from any unlawful activity; (D) permit any Supporting Assets to become EmbargoedBlocked Property; or (E) cause any Purchaser Party to violate any Anti-Terrorism Law; and (v) it will not, and will not permit any of its Subsidiaries to, directly or indirectly, use the Investments or any proceeds thereof (i) in any manner that would result in a violation by the Administrative Agent or any Purchaser of Anti-Corruption Law; (ii) for any purpose which would breach any Anti-Corruption Laws in any jurisdiction in which any Covered Entity is located or conducts business or (iii) in violation of any applicable Law, including, without limitation, any applicable Anti-Corruption Law in any jurisdiction in which any Covered Entity is located or conducts business. (p) Taxes. The Servicer will (i) timely file all federal, state, and other material Tax returns required to be filed by it and (ii) pay, or cause to be paid, all federal, state, and other material Taxes, assessments and other governmental charges, if any, other than Taxes, assessments and other governmental charges being contested in good faith by appropriate proceedings diligently conducted and as to which adequate reserves have been provided in accordance with GAAP. (q) Seller’s Tax Status. The Servicer shall take all actions to ensure that the Seller does not become (i) being treated other than as a “disregarded entity” within the meaning of U.S. Treasury Regulation § 301.7701-3 that is wholly owned by a “United States person” within the meaning of Section 7701(a)(30) of the Code for U.S. federal income tax purposes, (ii) an association taxable as a corporation or a publicly traded partnership taxable as a corporation for U.S. federal income tax purposes, (iii) subject to any Tax in any jurisdiction outside the United States or (iv) subject to any material Tax imposed by a state or local taxing authority. (r) Linked Accounts. Except for any Permitted Linked Account, the Servicer shall not permit any Linked Account to exist with respect to any Collection Account; provided, however, that at any time during the continuance of an Event of Default, the Servicer shall, if so instructed by the Administrative Agent (in its sole discretion), cause each Permitted Linked 96 1753407056 22722823

Schedule I-1 1753407056 22722823 Commitment SCHEDULE I Purchasers & Commitments PNC Bank, National Association $175,000,000150,000,000 Purchaser

1753438380 22722823 Exhibit B PNC-Mativ Omnibus Amendment Exhibit B [Amendments to the Sale and Contribution Agreement] (Attached)

CONFORMED COPY CONFORMED TO AMENDMENT No. 23, DATED AUGUST 14NOVEMBER 5, 20242025 SALE AND CONTRIBUTION AGREEMENT Dated as of December 23, 2022 among PERSONS LISTED AS ORIGINATORS ON SCHEDULE I HERETO, as Originators, MATIV HOLDINGS, INC.. as Servicer, and MATIV RECEIVABLES LLC, as Buyer 1754225619 22722823

in connection with or pursuant to any amendment or modification of, or waiver under, this Agreement or any other Transaction Document, is, at the time the same are so furnished, complete and correct in all material respects on the date the same are furnished to the Buyer or the Administrative Agent, and does not contain any material misstatement of fact or omit to state any fact necessary to make the statements contained therein not misleading. SECTION 5.10 No Material Adverse Effect. Since September 30, 2022, there has been no Material Adverse Effect with respect to the Originators. SECTION 5.11 Names and Location. Except as described in Schedule III, such Originator has not used any corporate names, trade names or assumed names since the date occurring five calendar years prior to the Closing Date other than its name set forth on the signature pages hereto. Such Originator is “located” (as such term is defined in the applicable UCC) in the jurisdiction set forth next to such Originator’s name on Schedule I and since the date occurring five calendar years prior to the Closing Date, has not been “located” (as such term is defined in the applicable UCC) in any other jurisdiction. The office(s) where such Originator keeps its records concerning the Receivables is at the address(es) set forth on Schedule II. SECTION 5.12 Margin Regulations. No Originator is engaged, principally or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulations T, U and X of the Board of Governors of the Federal Reserve System), and no Purchase Price payments or proceeds under this Agreement will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock. SECTION 5.13 Eligible Receivables. Each Receivable sold, transferred, contributed or assigned hereunder is an Eligible Receivable on the date of sale, transfer, contribution or assignment, unless otherwise specified in the first Pool Report that includes such Receivable. SECTION 5.14 Credit and Collection Policy. Such Originator has complied in all material respects with the Credit and Collection Policy with regard to each Receivable sold by it hereunder and the related Contracts. SECTION 5.15 Investment Company Act. Such Originator is not an “investment company”, or a company “controlled” by an “investment company”, within the meaning of the Investment Company Act. SECTION 5.16 Sanctions and other Anti-Terrorism Laws. No: (i) Covered Entity nor any of their officers or directors, nor to the knowledge of such Originator, any of their employees, affiliates, consultants, brokers or agents acting on a Covered Entity’s behalf in connection with this Agreement (x) is a Sanctioned Person; (y) directly, or indirectly through any third party, engages in any transactions or other dealings with any Sanctioned Person or Sanctioned Jurisdiction, or which otherwise are prohibited by any Laws of the United States or Laws of other applicable jurisdictions relating to economic sanctions and other Anti-Terrorism Laws; (ii) Support Assets are EmbargoedBlocked Property. SECTION 5.17 Anti-Corruption Laws. Each Covered Entity has (a) conducted its business in compliance with all Anti-Corruption Laws in all material respects and (b) has 11 1754225619 22722823 the Credit and Collection Policies, but in any event no less frequently than as required under the Contract related to such Receivable. (q) Receivables Not to Be Evidenced by Promissory Notes or Chattel Paper. Such Originator shall not take any action to cause or permit any Receivable created, acquired or originated by it to become evidenced by any “instrument” or “chattel paper” (as defined in the applicable UCC) without the prior written consent of the Buyer and the Administrative Agent. (r) Sanctions and other Anti-Terrorism Laws; Anti-Corruption Laws. Such Originator covenants and agrees that: (i) it shall immediately notify each Purchaser Party in writing upon (but in no event later than three (3) Business Days after) the occurrence of a Reportable Compliance Event; (ii) if, at any time, any Supporting Assets sold, contributed or otherwise transferred to the Buyer by such Originator become EmbargoedBlocked Property, then, in addition to all other rights and remedies available to any Purchaser Party, upon request by any Purchaser Party, such Originator shall provide substitute Supporting Assets acceptable to the Administrative Agent that are not EmbargoedBlocked Property; (iii) it shall, and shall require each other Covered Entity to, conduct its business in compliance with all Anti-Corruption Laws in all material respects and maintain policies and procedures reasonably designed to ensure compliance by such Covered Entity with such Laws; (iv) it and its Subsidiaries will not: (A) become a Sanctioned Person or allow any employees, officers, directors, affiliates, consultants, brokers, or agents acting on its behalf in connection with this Agreement to become a Sanctioned Person; (B) directly, or indirectly through a third party, engage in any transactions or other dealings with or for the benefit of any Sanctioned Person or Sanctioned Jurisdiction, including any use of the proceeds of the Investments to fund any operations in, finance any investments or activities in, or, make any payments to, a Sanctioned Person or Sanctioned Jurisdiction; (C) pay or repay any Seller Obligations with EmbargoedBlocked Property or funds derived from any unlawful activity; (D) permit any Supporting Assets to become EmbargoedBlocked Property; or (E) cause any Purchaser Party to violate any Anti-Terrorism Law; and (v) it will not, and will not permit any of its Subsidiaries to, directly or indirectly, use the Investments or any proceeds thereof (i) in any manner that would result in a violation by the Administrative Agent or any Purchaser of Anti-Corruption Law; (ii) for any purpose which would breach any Anti-Corruption Laws in any jurisdiction in which any Covered Entity is located or conducts business or (iii) in violation of any applicable Law, including, without 21 1754225619 22722823 limitation, any applicable Anti-Corruption Law in any jurisdiction in which any Covered Entity is located or conducts business. (s) Identifying of Records. The Servicer and each Originator shall cause its master data processing records relating to Pool Receivables and related Contracts to clearly and unambiguously indicate that the Pool Receivables have been sold or contributed to the Buyer hereunder and sold or pledged by the Buyer pursuant the Receivables Purchase Agreement. (t) Buyer’s Tax Status. Such Originator shall take all actions to ensure that the Buyer does not become (i) being treated other than as a “disregarded entity” within the meaning of U.S. Treasury Regulation § 301.7701-3 that is wholly owned by a “United States person” within the meaning of Section 7701(a)(30) of the Code for U.S. federal income tax purposes, (ii) an association taxable as a corporation or a publicly traded partnership taxable as a corporation for U.S. federal income tax purposes, (iii) subject to any Tax in any jurisdiction outside the United States or (iv) subject to any material Tax imposed by a state or local taxing authority. (u) Insurance. Such Originator will maintain in effect, at such Originator’s expense, such casualty and liability insurance as such Originator deems appropriate in its good faith business judgment. (v) Other Additional Information. Such Originator will provide to the Administrative Agent such information and documentation as may reasonably be requested by the Administrative Agent from time to time for purposes of compliance by the Administrative Agent with Laws (including without limitation the USA PATRIOT Act and other “know your customer” and anti-money laundering rules and regulations), and any policy or procedure implemented by the Administrative Agent to comply therewith. (w) Change in Payment Instructions to Obligors. Such Originator shall not (and shall not permit the Servicer to) add, replace or terminate any Collection Account (or a related Lock-Box) or make any change in its instructions to the Obligors regarding payments to be made to the Collection Account (or any related Lock-Box), other than any instruction to remit payments to a different Collection Account (or any related Lock-Box), unless the Administrative Agent shall have received (i) prior written notice of such addition, termination or change and (ii) a signed and acknowledged Account Control Agreement (or an amendment thereto) with respect to such new Collection Accounts (or any related Lock-Box) and, solely with respect to the replacement or termination of a Collection Account, the Administrative Agent shall have consented to such change in writing. (x) Ownership of Buyer. Neenah shall at all times own 100% of the Equity Interests of the Buyer free and clear of all Adverse Claims. SECTION 6.2 Separateness Covenants. Each Originator hereby acknowledges that this Agreement and the other Transaction Documents are being entered into in reliance upon the 22 1754225619 22722823